American Independence Funds Trust
Annual Report
October 31, 2000



Money Market Fund
Short-Term Bond Fund
Intermediate Bond Fund
Stock Fund
International Multi-Manager Stock Fund
Kansas Tax-Exempt Bond Fund





--------------------------------------------------------------------------------
Important Customer Information, Investment Products:
 .  Are not deposits or obligations of, or guaranteed by, INTRUST Bank, N.A. or any of its affiliates,
 .  Are not insured by the FDIC, and
 .  Are subject to investment risks, including possible loss of the principal amount invested.
--------------------------------------------------------------------------------

This material must be accompanied or preceded by a prospectus.

American Independence Funds Trust is distributed by BISYS Fund Services Limited Partnership.

________________________________________________________________________________
American Independence Family of Mutual Funds - October 31, 2000



To Our Shareholders:

     We are pleased to present this annual report for the 12 months ended October 31, 2000, a time when our funds, as a group, more than held their own in a challenging investment climate.

     Perhaps our proudest accomplishment came with the American Independence Stock Fund. On January 1, a highly experienced portfolio management team from Barrow, Hanley, Mewhinney & Strauss, Inc. assumed subadvisory management responsibility for the Stock Fund. Since then, the fund has soared to a 16.49 percent (Service Shares excluding sales charge), for the ten months ended 10/31/00, while the S&P 500 Index declined 1.81 percent.*

     Other American Independence funds also have been shining in the mutual fund universe. Our Short-Term Bond Fund received Morningstar's highest rating of five stars, for risk-adjusted performance during the three-year period ended October 31 (among 1,751 fixed income funds); the fund also was awarded a Morningstar "overall rating" of five stars.**

     In addition, our Kansas Tax-Exempt Bond Fund received Morningstar's four-star rating for the three- and five-year periods ended October 31 (among 1,719 and 1,473 municipals respectively), and for overall performance. Finally, our Intermediate Bond Fund was awarded four stars for the most recent three years, and for overall performance (among 1,751 fixed income funds).**

     These successes notwithstanding, the 12-month period was anything but smooth, with extraordinary volatility in both the stock and bond markets littering the road to prosperity with an abundance of potholes.

Stocks: Tech names came crashing back to earth

     There was a time, only a few months ago, when high-octane growth stocks seemed impervious to the one-two punch of rising interest rates and doubts about earnings growth. For roughly the first half of our reporting period, in fact, many companies in the technology, telecommunications and biotechnology sectors shrugged off these potential impediments and saw the prices of their stocks climb ever higher. The Nasdaq Composite Index ("Nasdaq"), for example, reached previously unheard-of levels, peaking at a closing high of 5048 on March 10.***

     Then the tide turned against growth stocks. Over the next 10 weeks, the Nasdaq lost 37 percent of its value. Other major indices also declined, though not as dramatically. Since then, the technology-laden index has struggled to recover, and made several attempts to regain ground. But as we write this letter in the middle of November, Nasdaq has again slipped to its lowest levels in more than a year.

     Still, for the 12 months ended October 31, 2000, both Nasdaq and the S&P 500 Index posted modest gains. All of which proves that short-term market gyrations are best disregarded by the serious, long-term investor - who understands that he or she can't control what the market might do day-to-day or month-to-month, but who feels secure in his or her carefully crafted investment strategy.

Bonds: It was better to be long than short this year

     In its effort to stave off potential inflationary pressures, the Federal Reserve began raising the Fed Funds rate - the rate banks charge one another for overnight loans - in June 1999. Through May of this year, the Fed has hiked rates seven times, four times during our 12-month reporting period.

     Not surprisingly, fixed-income securities on the short end of the yield curve, where the Fed's actions had the greatest impact, struggled throughout the period. However, while the Fed influences rates for short-term paper, the bond market itself sets yields for longer-term securities. A number of market factors, including the Treasury Department's announcement that it would buy back long Treasury bonds - thus making them more scarce in the fixed-income market - helped drive long-term rates down, and bolster the prices of long securities. (Interest rates and bond prices move in opposite directions.)

     Throughout the year, our fixed-income portfolio managers continuously monitored changing conditions in the credit market, and made a number of astute, strategic moves to protect shareholders' capital and enhance returns. Their results, as we noted earlier, were impressive and productive.

     As always, we thank you for your support, and we look forward to fulfilling your investment needs in the future.



Sincerely,



/s/ Thomas S. Gangel                         /s/ David Bunstine
Thomas S. Gangel, CFA                        David Bunstine
Director of Strategy and Research            President
INTRUST Financial Services                   American Independence Funds Trust

* The Standard and Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

** Morningstar ratings reflect historical risk-adjusted performance as of October 31, 2000. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury Bill returns and a risk factor that reflects fund performance below 90-day Treasury Bill returns. The overall rating is a weighted average of the 3-, 5- and 10-year rating (where applicable). Ten percent of the funds in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

*** The Nasdaq Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System-traded foreign common stocks and ADRs.

This material is authorized for distribution only when preceded or accompanied by a prospectus. INTRUST Financial Services provides investment advisory and other services to the Funds and receives a fee for those services. The Funds are distributed by BISYS Fund Services Limited Partnership . Mutual funds are NOT INSURED BY THE FDIC. There is no bank guarantee. Mutual funds may lose value. The views expressed in this Shareholder Letter reflect those of the chief investment officer through the end of the period covered by the report, as stated on the cover. The chief investment officer's views are subject to change based on market and other conditions.

American Independence Funds Trust Money Market Fund

The American Independence Funds Trust Money Market Fund is managed by AMR Investment Services, Inc., subadvisor to the Fund.

     Objectives. We seek to provide investors with current income, liquidity and a stable net asset value of $1.00 per share./1/

     Strategy. We invest in high-quality, short-term obligations such as certificates of deposit, commercial paper issued by corporations, bankers' acceptances, bank notes and medium-term notes.

     The Federal Reserve raised the Fed Funds rate - the rate banks charge one another for overnight loans - four times during the period: in November, February, March and May.

     Early in the period, we kept the Fund's average maturity relatively short. With the Federal Reserve steadily raising rates, a "shorter" portfolio enabled us to respond more quickly to rising rates, and take advantage of rising-yield opportunities.

     In the period's final months, however, we began to feel that the Fed was perhaps done with its tightening activity. This has been borne out, at least to this point, by the fact that the Fed hasn't raised rates since May. We began extending the portfolio, as we believe a longer average maturity works best in a stable, or declining, interest-rate environment.

     Performance. As of October 31, 2000, the Fund's 7-Day SEC yield was
6.15%.2 The weighted average maturity of the Fund's holdings was 49 days (versus 37 days six months ago)/3/.

     Looking ahead, we believe the Fed likely will follow a neutral bias toward interest rates, neither raising nor lowering rates in the foreseeable future; the Fed Funds rate could stay unchanged for the next few Fed meetings. In fact, it seems to us that the market, through its own activity, is hinting that the Fed's next move could be to lower rates early next year. With this in mind, our extended average maturity has us positioned to profit from a drop in interest rates.

/1/ An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
/2/ Past performance is no indication of future performance. The yield set forth reflects the waiver of a portion of the Fund's fees. In such instances, and without waiver of fees, the yield would have been lower.
/3/ The composition of the Fund's holdings is subject to change.

American Independence Funds Trust Short-Term Bond Fund

The American Independence Funds Trust Short-Term Bond Fund is managed by Galliard Capital Management, Inc., subadvisor to the Fund.

     Objective. We seek to provide as high a level of income as is consistent with our philosophy of maintaining liquidity and safety of principal, by investing in investment-grade, shorter-term securities.

     Strategy. Our approach does not rely on a forecast of the future direction of interest rates. Our strategy is to utilize fundamental security analysis to attempt to find the most attractively priced, higher-yielding securities available. We invest across all sectors of the fixed-income market. We use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.

     As of October 31, 2000, the portfolio was invested in the following sectors: mortgage-backed securities (16.3% of the Fund's net assets), U.S. Treasury and agency debentures (39.6%), corporates (20.5%), taxable municipals (13.8%), asset-backed securities (4.3%) and cash equivalents (5.5%). These securities maintained an average credit quality of AA1, with a weighted average maturity of 2.2 years./1/

     For most of the period, interest rates ratcheted up on the short end of the yield curve, as the Federal Reserve continued to battle prospective inflation by tightening monetary policy. Consequently, the yield curve inverted - an unusual situation in which 30-year bond yields were lower than short-term rates - and total returns on the short end of the curve were under pressure.

     These circumstances exacerbated existing market conditions on credit spreads, the differences between yields on Treasury and non-Treasury securities of like maturities. In a deteriorating corporate credit environment, many "old-economy" companies tried to enhance equity shareholder value through actions that have adversely impacted corporate bond prices. As a result, credit spreads widened to levels not seen since the late 1980s and early 1990s, when an economic recession and the Gulf War led to increased economic upheaval.

     That said, we have strategically managed our corporate exposure defensively; the average maturity of our corporate holdings was significantly lower than that of our benchmark/peer group, and with longer-maturity corporate bonds underperforming, our strategy served us well.

     Performance. For the 12 months ended October 31, 2000, the Fund produced a total return of 6.47% (excluding Service Class sales charge).2 In comparison, the Lehman Brothers 1-3 Year Government Bond Index (the portfolio's "benchmark") had a total return of 6.13%./3/

     Going forward, we believe the environment is improving for the types of bonds we favor - particularly in the mortgage and corporate markets. We believe the stage is now set for continued improvement in spread product, with the market fully discounting a slowdown/recession in upcoming years and relatively stable interest rates. We are emphasizing taxable municipal securities, rather than alternative fixed-income sectors, as a potential return-enhancing strategy. What we really like about the taxable municipal market is that the issuers generally are A-rated or better municipalities, and their general obligation securities are backed by the taxing authority of the issuing municipalities. In addition, they aren't vulnerable to corporate bonds' "event risk," the risk that a corporation's securities will lose value due to a negative announcement of some sort by the company that issues the bonds.

     With the economy slowing, gridlock emerging as a very real possibility in Congress, and the Fed on hold with respect to interest rates, we anticipate a relatively calm period in the fixed-income arena. Bond prices should remain fairly stable, with yields acting as the principal earning component for shareholders. This environment plays directly into our strategic positioning of the fund.

                             SHORT-TERM BOND FUND
                             [CHART APPEARS HERE]


                                           1/21/97       10/31/97      10/31/98     10/31/99      10/31/00
                                      --------------------------------------------------------------------
Short-Term Bond Fund*                        9,625        10,122        10,827       11,081         11,800
                                      --------------------------------------------------------------------
Lehman Brothers 1-3 Year Government
 Bond Index                                 10,000        10,517        11,322       11,658         12,373
                                      --------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/00 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/00/2/
Inception Date                               1/21/97
Since Inception                                 5.54%
Since Inception*                                4.47%
1 Year                                          6.47%
1 Year*                                         2.44%

/1/ The composition of the Fund's holdings is subject to change.
/2/ For the period(s) ended October 31, 2000. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/3/ The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index generally representative of short-term government bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. *Reflects maximum 3.75% sales charge.

American Independence Funds Trust Intermediate Bond Fund

The American Independence Funds Trust Intermediate Bond Fund is managed by Galliard Capital Management, Inc., subadvisor to the Fund.

     Objectives. We seek to provide investors with a competitive total return as is consistent with our philosophy of managing the Fund for a high level of current income and investing primarily in high-quality fixed income securities.

     Strategy. Our approach does not rely on a forecast of the future direction of interest rates. Our strategy is to utilize fundamental security analysis to attempt to find the most attractively priced, higher-yielding securities available. We invest across all sectors of the fixed-income market. We use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.

     As of October 31, 2000, the portfolio was invested in the following sectors: corporates (24.1% of the Fund's net assets), mortgage-backed securities (10.2%), U.S. Treasury and agency debentures (35.7%), taxable municipals (11.3%), asset-backed securities (9.1%) and cash equivalents (9.6%). These securities maintained an average credit quality of AA, with an weighted average maturity of 4.8 years./1/

     For most of the period, interest rates ratcheted up on the short end of the yield curve, as the Federal Reserve continued to battle prospective inflation by tightening monetary policy. Consequently, the yield curve inverted - an unusual situation in which 30-year bond yields were lower than short-term rates - and total returns on the short end of the curve were under pressure. However, longer-term Treasury bonds performed reasonably well; among other factors, the Treasury announced a long-bond buyback program, which boosted prices for these securities.

     These circumstances exacerbated existing market conditions on credit spreads, the differences between yields on Treasury and non-Treasury securities of like maturities. In a deteriorating corporate credit environment, many "old-economy" companies tried to enhance equity shareholder value through actions that have adversely impacted corporate bond prices. As a result, credit spreads widened to levels not seen since the late 1980s and early 1990s, when an economic recession and the Gulf War led to increased economic upheaval.

     That said, we have strategically managed our corporate exposure defensively; the average maturity of our corporate holdings was significantly lower than that of our benchmark/peer group, and with longer-maturity corporate bonds underperforming, our strategy served us well.

     Performance. For the 12 months ended October 31, 2000, the Fund produced a total return of 5.75% (excluding Service Class sales charge)./2/ In comparison, the Lehman Brothers Intermediate Government/Credit Index (the portfolio's "benchmark") had a total return of 6.44%./3/

     Going forward, we believe the environment is improving for the types of bonds we favor - particularly in the mortgage and corporate markets. We believe the stage is now set for continued improvement in spread product, with the market fully discounting a slowdown/recession in upcoming years and relatively stable interest rates. We are emphasizing taxable municipal securities, rather than alternative fixed-income sectors, as a potential return-enhancing strategy. What we really like about the taxable municipal market is that the issuers generally are A-rated or better municipalities, and their general obligation securities are backed by the taxing authority of the issuing municipalities. In addition, they aren't vulnerable to corporate bonds' "event risk," the risk that a corporation's securities will lose value due to a negative announcement of some sort by the company that issues the bonds.

     With the economy slowing, gridlock emerging as a very real possibility in Congress, and the Fed on hold with respect to interest rates, we anticipate a relatively calm period in the fixed-income arena. Bond prices should remain fairly stable, with yields acting as the principal earning component for shareholders. This environment plays directly into our strategic positioning of the fund.

                             [CHART APPEARS HERE]
                            INTERMEDIATE BOND FUND

                                           1/21/97      10/31/97       10/31/98      10/31/99       10/31/00
                                        ---------------------------------------------------------------------
Intermediate Bond Fund*                     9,625        10,280         11,116        11,130         11,771
                                        ---------------------------------------------------------------------
Lehman Brothers Intermediate
 Government/Credit Bond Index              10,000        10,636         11,604        11,719         12,473
                                        ---------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/00 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/00/2/
Inception Date                               1/21/97
Since Inception                                 5.47%
Since Inception*                                4.41%
1 Year                                          5.75%
1 Year*                                         1.83%

/1/ The composition of the Fund's holdings is subject to change.
/2/ For the period(s) ended October 31, 2000. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/3/ The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index generally representative of intermediate-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
* Reflects maximum 3.75% sales charge.

American Independence Funds Trust Stock Fund

The American Independence Funds Trust Stock Fund is managed by AMR Investment Services, Inc., a wholly owned subsidiary of AMR Corporation. The Fund is subadvised by a portfolio management team from Barrow, Hanley, Mewhinney & Strauss, Inc.

     Objectives. Our goal is to provide investors with long-term capital appreciation. We attempt to outperform the stock market (as measured by the S&P 500 Index) over a full market cycle - which historically, lasts for approximately five years. At the same time, we strive to reduce losses during periods when the market is in decline.

     Strategy. Our style is to identify larger, well-known companies we believe to be undervalued and temporarily out of favor. We stay fully invested, with a
                      -----------
defensive, conservative orientation, based on our belief that superior returns can be achieved while taking below-average risks. Emphasizing low price-to-book valuations, as well as high dividend yields, can provide a measure of protection in down markets. In addition, our equally strong emphasis on low price-to-earnings ratios provides the potential for PE expansion and the generation of strong excess returns in rising markets.

     Early in the period, large-company growth stocks (especially in the technology sector) - the type of stocks that generally do not fit our value parameter - did exceedingly well. However, beginning in early spring, investor sentiment rotated sharply to many value-oriented issues, and the Fund responded by handsomely outperforming our benchmark, the S&P 500 Index, by a significant margin for the 12 months as a whole.

     Throughout the period, stock market momentum - whether it worked against us or for us - did not affect the manner in which we tended to our task: uncovering solid companies, with strong earnings prospects, selling at reasonable prices. For example, we ended the period with a 16.5% weighting in utilities - including Reliant Energy (4.9% of the portfolio's net assets) and Public Service Enterprise Group (2.0%) - which is roughly seven times the overall market's weighting. Utilities turned in a sparkling performance for us. We also were significantly overweighted in financial stocks; our financial holdings rose sharply, driven primarily by insurance names such as Allstate (4.6%), John Hancock (1.5%) and Aon (2.3%). We also were fairly heavily invested in energy for much of the year; we continue to own such names as Halliburton (2.9%), Baker Hughes (4.0%) and Transocean Sedco Forex (3.0%).

     As of October 31, 2000, approximately 95% of the portfolio was invested in stocks, with 5% in cash or cash equivalents./1/

     Performance. For the 12 months ended October 31, 2000, the Fund produced a total return of 13.39% (excluding Service Class sales charge)./2/ In comparison, the S&P 500 Index (the portfolio "benchmark") had a total return of 6.09%./3/

     Going forward, we continue to be bullish about the energy and utility sectors. We expect prices to continue to be high for these commodity-driven businesses, which should accelerate earnings, especially in the producer group. In the financial arena, we believe the property-and-casualty companies are well positioned for strong growth.

                             [CHART APPEARS HERE]
                                  STOCK FUND

                        1/21/97      10/31/97      10/31/98     10/31/99       10/31/00
                   --------------------------------------------------------------------
Stock Fund*               9,500        10,744        12,088       12,156         13,782
                   --------------------------------------------------------------------
S&P 500 Index            10,000        11,798        14,393       18,088         19,190
                   --------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/00 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/00/2/
Inception Date                               1/21/97
Since Inception                                10.36%
Since Inception*                                8.86%
1 Year                                         13.39%
1 Year*                                         7.76%

/1/ The composition of the Fund's holdings is subject to change.
/2/ For the period(s) ended October 31, 2000. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/3/ The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
* Reflects maximum 5.00% sales charge.

American Independence Funds Trust International Multi-Manager Stock Fund/1/

The American Independence Funds Trust International Multi-Manager Stock Fund seeks to achieve its investment objective by investing all of its investable assets in the AMR Investment Services International Equity Portfolio. This portfolio is managed by AMR Investment Services, Inc., a wholly owned subsidiary of AMR Corporation. Practicing a "multi-manager" investment style, AMR apportions responsibility for making investment management decisions to four subadvisors: Templeton Investment Counsel, Inc. (Templeton), Merrill Lynch, Lazard Asset Management (Lazard), and Independence Investment Associates, Inc.
(IIA).

     Objective. The primary goal is to provide shareholders with long-term capital appreciation by investing primarily in stocks of attractive companies in markets outside the United States.

     Strategy. Three of the portfolio subadvisors employ a value style of investing, with distinct differences. Templeton combines value screens and research with intensive fundamental analysis; Merrill Lynch focuses on earnings and dividend yields; and Lazard searches for undervalued stocks using a country, world and peer group perspective. These three subadvisors all perform fundamental analysis, targeting stocks that have lower valuation ratios, and higher growth prospects, than their respective markets' averages. In addition, analysts routinely visit the companies in which they are interested, to gain firsthand knowledge of companies' products, services and management.

     IIA adds value to the overall portfolio's performance by ranking each of the aggregate portfolio's holdings relative to each one's weighting in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE(R)) Index./2/ IIA thus identifies those stocks that constitute the underlying managers' "best ideas" and purchases additional shares in those specific stocks.

     As of October 31, 2000, the Fund's portfolio was invested as follows:
Europe (66.1% of net assets), Asia (26.7%), Canada/Mexico (3.4%), cash and other assets (3.8%).3 Since we're committed to putting all of our shareholders' money to work in international stocks, each day we invest existing cash assets in a basket of individual foreign market futures contracts.

     Perhaps the biggest issue in international markets, specifically Europe, was the weakness of the Euro, the new European currency. Since it was introduced in January 1999, the value of the Euro has steadily plummeted. This has hampered performance across Europe. Other factors that contributed pressure on European markets included sharply higher oil prices, a decline in the U.S. stock market - in many cases, foreign markets take the lead from the U.S. - and broad weakness in telecommunications stocks from early March to the end of the period. Telecommunication companies across Europe participated in an auction of wireless, third-generation licenses. The bidding was fierce and companies were forced to pay extremely high prices for the licenses they desired. As a result, shareholder enthusiasm toward the telecom sector evaporated.

     Performance. For the 12 months ended October 31, 2000, the Fund produced a total return of 2.16% (excluding Service Class sales charge)./4/ In comparison, the MSCI EAFE(R) Index (the portfolio's "benchmark") fell 2.90%, while the MSCI EAFE(R) Value Index rose 1.39%./2/

    Our solid performance, relative to our benchmarks, was due in large measure to our orientation toward value stocks, which performed well during the March-October period, when technology and telecommunication issues declined significantly.

    With our eye on the next six to 12 months, we have positive expectations toward Asia. While we are underweighted in Japan, we are overweighted in Australia, Hong Kong, New Zealand and Singapore. Our managers have found a lot of what they feel to be undervalued stocks throughout much of Asia. In Europe, we are overweighted in financial, industrial and basic material companies. We believe that oil prices should stabilize, if not fall, from their lofty levels and the Euro will begin to find its footing; both factors could help European stock prices recover in 2001.

                             [CHART APPEARS HERE]
                    INTERNATIONAL MULTI-MANAGER STOCK FUND

                                                       1/20/97      10/31/97      10/31/98      10/31/99        10/31/00
                                                  ----------------------------------------------------------------------
International  Multi-Manager Stock Fund*                 9,500        10,421        10,799        12,916          13,199
                                                  ----------------------------------------------------------------------
Morgan Stanley Capital International
 Europe, Australasia and Far East
 (EAFE)(R) Index                                        10,000        10,585        11,638        14,358          13,976
                                                  ----------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/20/97 to 10/31/00 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/00/4/
Inception Date                                  1/20/97
Since Inception                                   9.08%
Since Inception*                                  7.60%
1 Year                                            2.16%
1 Year*                                          -2.93%

/1/ International investing involves increased risk and volatility.
/2/ The Morgan Stanley Capital International Europe, Australasia and Far East
(EAFE)(R) Index is an unmanaged index that is comprised of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.
The Morgan Stanley Capital International indices measure performance for a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation of the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges of the 24 countries for which there are MSCI national indices. The indices are capitalization weighted. Furthermore, companies included in the indices replicated the industry composition of each local market and, in addition, represent samplings of large-, medium- and small-capitalization companies from each local market, taking into account the stocks' liquidity. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.
Investors cannot directly invest in an index, although they can invest in its underlying securities.
/3/ The composition of the Fund's holdings is subject to change.
/4/ For the period(s) ended October 31, 2000. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
* Reflects maximum 5.00% sales charge.

American Independence Funds Trust Kansas Tax-Exempt Bond Fund

The American Independence Funds Trust Kansas Tax-Exempt Bond Fund was managed by a team of fixed-income portfolio managers at INTRUST Financial Services. Effective November 1, 2000 the Fund will be managed by Galliard Capital Management, Inc., subadvisor to the Fund.

         Objectives. We seek to preserve capital while producing current income that is free from both Federal and Kansas State income taxes./1/

         Strategy. Nearly our entire portfolio is comprised of municipal bonds issued by government entities in the state of Kansas. A small percentage of our holdings can be in various non-Kansas securities, which by their special tax treatment are exempt from Federal and Kansas income taxes. Examples of these are bonds issued by Puerto Rico, Guam and the Virgin Islands.

         We keep the portfolio's average maturity between seven and 12 years; we are permitted by the prospectus to lower the average maturity to less than seven years if we anticipate a volatile interest-rate environment.

         As of October 31, 2000, approximately 97.2% of the portfolio was comprised of Kansas bonds - with 0.2% invested in debt obligations issued in Guam, and 2.6% in cash equivalents.

         The securities within the Fund maintained an average credit quality of AA+, with a weighted average maturity of approximately 8 years./2/

         In its ongoing effort to contain potential inflationary pressures, the Federal Reserve continued to raise short-term interest rates throughout the period. The Fed's aggressive stance helped produce an inverted, taxable yield curve - in which short-term rates were higher than long-term yields. However, the municipal yield curve, the plane on which we operate, remained flat. This relative, yield stability in the municipal market was productive for shareholders.

         Another positive factor was a dearth of Kansas municipal bonds; for the calendar year 2000, through October 31, Kansas bond issuance was down 45% from the previous year. In a supply-and-demand environment, lack of supply pushes up bond prices, and the securities in our portfolio as a whole appreciated nicely from this situation.

         Performance. For the 12 months ended October 31, 2000, the Fund produced a total return of 7.10% (excluding Service Class sales charge).3 In comparison, the Lehman Brothers 7-Year General Obligation Index (the Fund's "benchmark") had a total return of 6.77%./4/

         Our relative outperformance was due, in part, to the limited supply of new Kansas bonds, our longer-than-average maturity, and our overweighting in stable general obligation bonds, which are backed by the full faith and credit of the issuing authority.

         Looking ahead, we don't expect the Federal Reserve to make any dramatic moves over the next six months. In our market, interest rates have an enormous impact, and we feel comfortable that the rate environment will remain constructive for some time. We believe that municipal bonds still offer tremendous value.

                             [CHART APPEARS HERE]
                       KANSAS TAX-EXEMPT BOND FUND/1/

                             12/10/10   10/31/91    10/31/92   10/31/93    10/31/94    10/31/95    10/31/96   10/31/97   10/31/98
                            -------------------------------------------------------------------------------------------------------
Kansas Tax-Exempt Bond Fund*     9,625    10,271      11,065    12,394       12,208      13,522       14,138    15,132    16,194
                            -------------------------------------------------------------------------------------------------------
Lehman Brothers 7-Year
General Obligation Index        10,000    10,896      11,764    13,162       12,896      14,534       15,224    16,380    17,599
                            -------------------------------------------------------------------------------------------------------

                             10/31/99   10/31/00
                             -------------------------
Kansas Tax-Exempt Bond Fund*  15,787    16,907
                             -------------------------
Lehman Brothers 7-Year
General Obligation Index      17,611    18,885
                             -------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 12/10/90 to 10/31/00 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/00/3/
Inception Date/3/                                       12/10/90
Since Inception                                         5.86%
Since Inception*                                        5.45%
1 Year                                                  7.10%
1 Year/*/                                               3.13%
5 Year                                                  4.57%
5 Year/*/                                               3.76%

/1/ Regional funds may be subject to additional risk, since the issues they invest in are located in one geographical location. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
/2/ The composition of the Fund's holdings is subject to change.
/3/ For the period(s) ended October 31, 2000. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (the "SEI Portfolio") of the SEI Tax-Exempt Trust was reorganized into the INTRUST Funds Trust Kansas Tax-Exempt Bond Fund, using substantially the same investment objectives, policies and methodologies of the SEI Portfolio. The quoted performance of the Fund includes performance of the SEI Portfolio from December 10, 1990 to May 16, 1997. The performance also reflects reinvestment of all dividends and capital gains distributions.
/4/ The Lehman Brothers 7-Year General Obligation Index is an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deductions of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in a index, although they can invest in its underlying securities.
* Reflects maximum 3.75% sales charge.

                         Independent Auditors' Report


The Shareholders and Board of Trustees of the American Independence Funds Trust:

We have audited the accompanying statements of assets and liabilities of the American Independence Funds Trust - Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund and Kansas Tax-Exempt Bond Fund (the Trust), including the schedules of portfolio investments as of October 31, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the Kansas Tax-Exempt Bond Fund, the accompanying financial highlights for the year ended August 31, 1996, were audited by other auditors whose report thereon dated October 11, 1996 expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 2000, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of October 31, 2000, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.



                                                                        KPMG LLP

Columbus, Ohio
December 12, 2000

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund

Statement of Assets and Liabilities

                                                            October 31, 2000

Assets:
Investments, at amortized cost                               $    65,513,253
Repurchase agreement, at cost                                      8,094,086
                                                            -----------------
   Total Investments                                              73,607,339
Interest and dividends receivable                                    517,730
Unamortized organizational costs                                      28,005
Prepaid expenses and other assets                                      3,496
                                                            -----------------
Total Assets                                                      74,156,570

Liabilities:
Dividends payable                                 $ 397,956
Accrued expenses and other payables:
   Investment advisory fees                           9,706
   Service organization fees                          5,177
   Administration fees                                2,562
   Custodian fees                                     1,294
   Other payables                                    13,299

Total Liabilities                                                    429,994
                                                            -----------------

Net Assets consist of:
Capital                                                      $    73,710,669

Undistributed net investment income                                   15,907
                                                            -----------------
Net Assets                                                   $    73,726,576
                                                            =================


Service Shares:
   Net Assets                                                $    73,726,576
   Outstanding Units of Beneficial Interest (Shares):             73,722,933
   Offering and redemption price per share                   $          1.00
                                                            =================

Statement of Operations

                                           For the year ended October 31, 2000

Investment Income:
Interest income                                              $     4,884,351
                                                            -----------------
Total Income                                                       4,884,351


Expenses:
Investment advisory fees                          $ 192,115
Service organization fees                           192,115
12b-1 fees                                          192,115
Administration fees                                 153,692
Accounting fees                                      30,090
Transfer agent fees                                  12,000
Custodian fees                                       15,368
Other fees                                           82,039

Total expenses before waivers                                        869,534
  Less expenses waived                                              (411,540)
                                                            -----------------
  Net expenses                                                       457,994
                                                            -----------------
Net Investment Income                                              4,426,357
                                                            -----------------

Realized Gains on Investments:
Net realized gains on investment transactions                          1,524
                                                            -----------------


Increase in Net Assets Resulting from
  Operations                                                 $     4,427,881
                                                            =================

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund

Statements of Changes in Net Assets

                                                                            For the           For the
                                                                          Year ended        Year ended
                                                                          October 31,       October 31,
                                                                             2000              1999
                                                                        --------------    --------------
From Investment Activities:
Operations:
   Net investment income                                                $   4,426,357     $   3,577,031
   Net realized gains on investment transactions                                1,524               499
                                                                        --------------    --------------
    Change in net assets resulting from operations                          4,427,881         3,577,530
                                                                        --------------    --------------

Distributions to Shareholders:
   From net investment income                                              (4,426,357)       (3,577,031)
                                                                        --------------    --------------
    Total distributions to shareholders                                    (4,426,357)       (3,577,031)

Capital Transactions:
   Proceeds from shares issued                                            140,644,154       231,631,408
   Dividends reinvested                                                         6,752             5,086
   Cost of shares redeemed                                               (164,289,922)     (185,018,909)
                                                                        --------------    --------------
    Change in net assets from capital transactions                        (23,639,016)       46,617,585
                                                                        --------------    --------------

Change in net assets                                                      (23,637,492)       46,618,084

Net Assets:
   Beginning of period                                                     97,364,068        50,745,984
                                                                        --------------    --------------
   End of period                                                        $  73,726,576     $  97,364,068
                                                                        ==============    ==============

Share Transactions:
   Issued                                                                 140,644,154       231,631,408
   Reinvested                                                                   6,752             5,086
   Redeemed                                                              (164,289,922)     (185,018,909)
                                                                        --------------    --------------
    Change in shares                                                      (23,639,016)       46,617,585
                                                                        ==============    ==============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund

Statement of Assets and Liabilities
                                                             October 31, 2000

Assets:
Investments, at value (cost $50,253,708)                      $    50,231,600
Investments in affiliates, at value (cost $1,375,406)               1,375,406
                                                             -----------------
   Total Investments                                               51,607,006

Interest and dividends receivable                                     649,405
Receivable for investments sold                                         2,879
Unamortized organizational costs                                        7,388
Prepaid expenses and other assets                                       1,571
                                                             -----------------
Total Assets                                                       52,268,249

Liabilities:
Dividends payable                                  $ 255,057
Accrued expenses and other payables:
   Investment advisory fees                            8,380
   Service organization fees                           3,528
   Administration fees                                 1,705
   Custodian fees                                        882
   Other payables                                     14,528

Total Liabilities                                                     284,080
                                                             -----------------



Net Assets consist of:
Capital                                                       $    52,460,846
Undistributed net investment income                                     3,027
Accumulated net realized losses on investment
   transactions                                                      (457,596)
Net unrealized depreciation of investments                            (22,108)
                                                             -----------------
Net Assets                                                    $    51,984,169
                                                             =================

Service Shares:
   Net Assets                                                 $    51,984,169
   Outstanding Units of Beneficial Interest (Shares):               5,219,465
   Redemption price per share                                 $          9.96
                                                             =================

   Maximum Sales Charge - Service Shares                                 3.75%
                                                             -----------------

   Maximum Offering Price (100%/(100%-
     Maximum Sales Charge) of net asset value
     adjusted to the nearest cent) per share -
     Service Shares                                           $         10.35
                                                             =================

Statement of Operations
                                          For the year ended October 31, 2000

Investment Income:
Interest income                                                $    3,377,350
Dividend income                                                        24,971
Dividend income from affiliates                                        88,379
                                                              ----------------
Total Income                                                        3,490,700

Expenses:
Investment advisory fees                            $ 222,336
Service organization fees                             138,959
12b-1 fees                                            138,959
Administration fees                                   111,168
Accounting fees                                        32,876
Transfer agent fees                                    12,000
Custodian fees                                         11,116
Other fees                                             49,810

Total expenses before waivers                                         717,224
Less expenses waived                                                 (360,146)
                                                              ----------------
  Net expenses                                                        357,078
                                                              ----------------
Net Investment Income                                               3,133,622
                                                              ----------------

Realized/Unrealized Gains/(Losses) on
  Investments:
Net realized losses on investment
  transactions                                                       (444,448)
Net change in unrealized appreciation/depreciation
  of investments                                                      723,912
                                                              ----------------
Net realized/unrealized gains/(losses) on
  investments                                                         279,464
                                                              ----------------

Increase in Net Assets Resulting from
  Operations                                                   $    3,413,086
                                                              ================

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund

Statements of Changes in Net Assets

                                                                                            For the               For the
                                                                                          Year ended            Year ended
                                                                                          October 31,           October 31,
                                                                                              2000                  1999
                                                                                      -------------------    -------------------
From Investment Activities:
Operations:
    Net investment income                                                              $       3,133,622      $       3,321,275
    Net realized gains/(losses) on investment transactions                                      (444,448)                38,185
    Net change in unrealized appreciation/depreciation of investments                            723,912             (1,901,420)
                                                                                      -------------------    -------------------
      Change in net assets resulting from operations                                           3,413,086              1,458,040
                                                                                      -------------------    -------------------

Distributions to Shareholders:
    From net investment income                                                                (3,133,622)            (3,321,275)
    From net realized gains on investment transactions                                            (2,270)                     -
    In excess of net realized gains                                                              (14,814)                     -
                                                                                      -------------------    -------------------
      Total distributions to shareholders                                                     (3,150,706)            (3,321,275)

Capital Transactions:
    Proceeds from shares issued                                                                6,496,223             14,900,559
    Dividends reinvested                                                                       1,031,666              1,065,943
    Cost of shares redeemed                                                                  (17,107,632)           (14,172,666)
                                                                                      -------------------    -------------------
      Change in net assets from capital transactions                                          (9,579,743)             1,793,836
                                                                                      -------------------    -------------------

Change in net assets                                                                          (9,317,363)               (69,399)

Net Assets:
    Beginning of period                                                                       61,301,532             61,370,931
                                                                                      -------------------    -------------------
    End of period                                                                      $      51,984,169      $      61,301,532
                                                                                      ===================    ===================

Share Transactions:
    Issued                                                                                       658,743              1,481,302
    Reinvested                                                                                   104,650                106,091
    Redeemed                                                                                  (1,735,867)            (1,412,655)
                                                                                      -------------------    -------------------
      Change in shares                                                                          (972,474)               174,738
                                                                                      ===================    ===================

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

Statement of Assets and Liabilities
                                                              October 31, 2000

Assets:
Investments, at value (cost $44,799,592)                       $    44,447,836
Investments in affiliates, at value (cost $344,294)                    344,294
                                                              -----------------
   Total Investments                                                44,792,130
Interest and dividends receivable                                      663,688
Receivable for investments sold                                        893,631
Unamortized organizational costs                                         6,864
Prepaid expenses and other assets                                        1,997
                                                              -----------------
Total Assets                                                        46,358,310

Liabilities:
Dividends payable                                   $ 234,967
Accrued expenses and other payables:
   Investment advisory fees                            11,448
   Service organization fees                            3,158
   Administration fees                                  1,513
   Custodian fees                                         789
   Other payables                                      14,749
Total Liabilities                                                      266,624
                                                              -----------------

Net Assets consist of:
Capital                                                        $    47,581,202
Distributions in excess of net investment income                        (1,332)
Accumulated net realized losses on investment
   transactions                                                     (1,136,428)
Net unrealized depreciation of investments                            (351,756)
                                                              -----------------
Net Assets                                                     $    46,091,686
                                                              =================

Service Shares:
   Net Assets                                                  $    46,091,686
   Outstanding Units of Beneficial Interest (Shares):                4,692,086
   Redemption price per share                                           $ 9.82
                                                              =================

   Maximum Sales Charge - Service Shares                                  3.75%
                                                              -----------------

   Maximum Offering Price (100%/(100%-
     Maximum Sales Charge) of net asset value
     adjusted to the nearest cent) per share -
     Service Shares                                            $         10.20
                                                              =================


Statement of Operations
                                          For the year ended October 31, 2000

Investment Income:
Interest income                                                $     3,292,158
Dividend income                                                            327
Dividend income from affiliates                                         40,814
                                                              -----------------
Total Income                                                         3,333,299

Expenses:
Investment advisory fees                           $ 197,230
Service organization fees                            123,268
12b-1 fees                                           123,268
Administration fees                                   98,615
Accounting fees                                       33,962
Transfer agent fees                                   12,000
Custodian fees                                         9,861
Other fees                                            46,571

Total expenses before waivers                                          644,775
  Less expenses waived                                                (271,333)
                                                              -----------------
  Net expenses                                                         373,442
                                                              -----------------
Net Investment Income                                                2,959,857
                                                              -----------------


Realized/Unrealized Gains/(Losses) on
  Investments:
Net realized losses on investment
  transactions                                                      (1,025,742)
Net change in unrealized appreciation/depreciation
  of investments                                                       709,200
                                                              -----------------
Net realized/unrealized gains/(losses) on
  investments                                                         (316,542)
                                                              -----------------
Increase in Net Assets Resulting from
  Operations                                                   $     2,643,315
                                                              =================

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

Statements of Changes in Net Assets

                                                                                             For the                For the
                                                                                            Year ended             Year ended
                                                                                            October 31,            October 31,
                                                                                               2000                   1999
                                                                                       --------------------    -------------------
From Investment Activities:
Operations:
    Net investment income                                                               $        2,959,857      $       3,151,555
    Net realized losses on investment transactions                                              (1,025,742)              (114,143)
    Net change in unrealized appreciation/depreciation of investments                              709,200             (3,017,293)
                                                                                       --------------------    -------------------
      Change in net assets resulting from operations                                             2,643,315                 20,119
                                                                                       --------------------    -------------------

Distributions to Shareholders:
    From net investment income                                                                  (2,959,857)            (3,151,555)
    In excess of net realized gains                                                                      -                (26,524)
                                                                                       --------------------    -------------------
      Total distributions to shareholders                                                       (2,959,857)            (3,178,079)

Capital Transactions:
    Proceeds from shares issued                                                                  9,187,452             20,003,672
    Dividends reinvested                                                                           765,421                867,934
    Cost of shares redeemed                                                                    (19,636,093)           (14,615,013)
                                                                                       --------------------    -------------------
      Change in net assets from capital transactions                                            (9,683,220)             6,256,593
                                                                                       --------------------    -------------------

Change in net assets                                                                            (9,999,762)             3,098,633

Net Assets:
    Beginning of period                                                                         56,091,448             52,992,815
                                                                                       --------------------    -------------------
    End of period                                                                       $       46,091,686      $      56,091,448
                                                                                       ====================    ===================

Share Transactions:
    Issued                                                                                         946,052              1,966,594
    Reinvested                                                                                      78,733                 85,790
    Redeemed                                                                                    (2,022,973)            (1,444,364)
                                                                                       --------------------    -------------------
      Change in shares                                                                            (998,188)               608,020
                                                                                       ====================    ===================

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund

Statement of Assets and Liabilities
                                                             October 31, 2000

Assets:
Investments, at value (cost $71,242,549)                      $    80,011,405
Investments in affiliates, at value (cost $3,685,516)               3,685,516
                                                             -----------------
   Total Investments                                               83,696,921
Dividends receivable                                                  157,674
Unamortized organizational costs                                       10,190
Prepaid expenses and other assets                                       3,252
                                                             -----------------
Total Assets                                                       83,868,037

Liabilities:
Accrued expenses and other payables:
   Investment advisory fees                         $ 59,405
   Service organization fees                           5,463
   Administration fees                                 2,660
   Custodian fees                                      1,366
   Other payables                                      8,150
Total Liabilities                                                      77,044
                                                             -----------------

Net Assets consist of:
Capital                                                       $    82,791,634
Undistributed net investment income                                 1,131,602
Accumulated net realized losses on investment
   transactions                                                    (8,901,099)
Net unrealized appreciation of investments                          8,768,856
                                                             -----------------
Net Assets                                                    $    83,790,993
                                                             =================

Service Shares:
   Net Assets                                                 $    83,790,993
   Outstanding Units of Beneficial Interest (Shares):               7,554,010
   Redemption price per share                                 $         11.09
                                                             =================

   Maximum Sales Charge - Service Shares                                 5.00%
                                                             -----------------

   Maximum Offering Price (100%/(100%-
     Maximum Sales Charge) of net asset value
     adjusted to the nearest cent) per share -
     Service Shares                                           $         11.67
                                                             =================


Statement of Operations
                                           For the year ended October 31, 2000

Investment Income:
Dividend income                                               $     2,287,883
Dividend income from affiliates                                       168,015
Foreign tax withholding                                                (4,586)
                                                             -----------------
  Total Income                                                      2,451,312

Expenses:
Investment advisory fees                           $ 811,956
Service organization fees                            202,989
12b-1 fees                                           202,989
Administration fees                                  162,392
Accounting fees                                       30,000
Transfer agent fees                                   12,000
Custodian fees                                        16,238
Other fees                                            44,703

Total expenses before waivers                                       1,483,267
  Less expenses waived                                               (457,540)
                                                             -----------------
  Net expenses                                                      1,025,727
                                                             -----------------
Net Investment Income                                               1,425,585
                                                             -----------------

Realized/Unrealized Gains/(Losses) on
  Investments:
Net realized losses on investment
  transactions                                                     (7,121,471)
Net change in unrealized appreciation/depreciation
  of investments                                                   13,891,151
                                                             -----------------
Net realized/unrealized gains/(losses) on
  investments                                                       6,769,680
                                                             -----------------

Increase in Net Assets Resulting from
  Operations                                                  $     8,195,265
                                                             =================

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund

Statements of Changes in Net Assets

                                                                                      For the                 For the
                                                                                    Year ended              Year ended
                                                                                    October 31,             October 31,
                                                                                       2000                    1999
                                                                               -------------------    ---------------------
From Investment Activities:
Operations:
    Net investment income                                                       $       1,425,585      $           995,165
    Net realized gains/(losses) on investment transactions                             (7,121,471)               2,131,229
    Net change in unrealized appreciation/depreciation of investments                  13,891,151               (2,604,259)
                                                                               -------------------    ---------------------
      Change in net assets resulting from operations                                    8,195,265                  522,135
                                                                               -------------------    ---------------------

Distributions to Shareholders:
    From net investment income                                                         (1,086,190)                (694,971)
    From net realized gains on investment transactions                                 (2,064,548)             (14,130,033)
    In excess of net realized gains                                                    (1,779,623)                       -
                                                                               -------------------    ---------------------
      Total distributions to shareholders                                              (4,930,361)             (14,825,004)

Capital Transactions:
    Proceeds from shares issued                                                        14,660,955               53,726,460
    Dividends reinvested                                                                2,679,001                7,647,655
    Cost of shares redeemed                                                           (40,193,379)             (44,215,795)
                                                                               -------------------    ---------------------
      Change in net assets from capital transactions                                  (22,853,423)              17,158,320
                                                                               -------------------    ---------------------

Change in net assets                                                                  (19,588,519)               2,855,451

Net Assets:
    Beginning of period                                                               103,379,512              100,524,061
                                                                               -------------------    ---------------------
    End of period                                                               $      83,790,993      $       103,379,512
                                                                               ===================    =====================

Share Transactions:
    Issued                                                                              1,508,920                4,880,076
    Reinvested                                                                            293,428                  731,133
    Redeemed                                                                           (4,256,474)              (3,931,066)
                                                                               -------------------    ---------------------
      Change in shares                                                                 (2,454,126)               1,680,143
                                                                               ===================    =====================

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund

Statement of Assets and Liabilities
                                                             October 31, 2000

Assets:
Investments in AMR Investment Services
   International Equity Portfolio,
     at value (cost $61,787,719)                             $    60,196,372
Unamortized organizational costs                                       4,448
Prepaid expenses and other assets                                      1,871
                                                            -----------------
   Total Assets                                                   60,202,691


Liabilities:
Accrued expenses and other payables:
   Investment advisory fees                        $ 17,347
   Service organization fees                          3,965
   Administration fees                                1,441
   Other payables                                    10,654
Total Liabilities                                                     33,407
                                                            -----------------

Net Assets consist of:
Capital                                                      $    54,669,284
Undistributed net investment income                                  224,110
Accumulated net realized gains on investment
   transactions                                                    6,867,237
Net unrealized depreciation of investments                        (1,591,347)
                                                            -----------------
Net Assets                                                   $    60,169,284
                                                            =================

Service Shares:
   Net Assets                                                $    60,169,284
   Outstanding Units of Beneficial Interest (Shares):              4,736,644
   Redemption price per share                                $         12.70
                                                            =================

   Maximum Sales Charge - Service Shares                                5.00%
                                                            -----------------


   Maximum Offering Price (100%/(100%-
     Maximum Sales Charge) of net asset value
     adjusted to the nearest cent) per share -
     Service Shares                                          $         13.37
                                                            =================


Statement of Operations
                                         For the year ended October 31, 2000

Investment Income Allocated from
International Equity Portfolio:
Income from International Equity Portfolio                   $     1,687,445
Foreign tax withholding                                             (217,936)
Expenses from International Equity Portfolio                        (279,737)
                                                            -----------------
  Total Income                                                     1,189,772


Expenses:

Investment advisory fees                          $ 253,646
Service organization fees                           158,528
12b-1 fees                                          158,528
Administration fees                                  95,118
Accounting fees                                      30,000
Transfer agent fees                                  12,000
Other fees                                           47,020


Total expenses before waivers                                        754,840
  Less expenses waived                                              (306,725)
                                                            -----------------
  Net expenses                                                       448,115
                                                            -----------------
Net Investment Income                                                741,657
                                                            -----------------

Realized/Unrealized Gains/(Losses) on
  Investments:

Net realized gains on investment
  transactions                                                     6,228,475
Net change in unrealized appreciation/depreciation
  of investments                                                  (5,224,492)
                                                            -----------------
Net realized/unrealized gains/(losses) on
  investments                                                      1,003,983
                                                            -----------------


Increase in Net Assets Resulting from
  Operations                                                 $     1,745,640
                                                            =================

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund

Statements of Changes in Net Assets

                                                                                                For the                 For the
                                                                                               Year ended             Year ended
                                                                                               October 31,            October 31,
                                                                                                  2000                   1999
                                                                                          -------------------    -------------------
From Investment Activities:
Operations:
    Net investment income                                                                  $         741,657      $         931,117
    Net realized gains on investment transactions                                                  6,228,475              5,627,957
    Net change in unrealized appreciation/depreciation of investments                             (5,224,492)             3,715,892
                                                                                          -------------------    -------------------
      Change in net assets resulting from operations                                               1,745,640             10,274,966
                                                                                          -------------------    -------------------

Distributions to Shareholders:
    From net investment income                                                                      (854,824)              (707,672)
    From net realized gains on investment transactions                                            (2,856,562)                     -
                                                                                          -------------------    -------------------
      Total distribution to shareholders                                                          (3,711,386)              (707,672)

Capital Transactions:
    Proceeds from shares issued                                                                   14,104,077             18,949,717
    Dividends reinvested                                                                           1,938,090                353,424
    Cost of shares redeemed                                                                      (17,348,356)           (20,933,756)
                                                                                          -------------------    -------------------
      Change in net assets from capital transactions                                              (1,306,189)            (1,630,615)
                                                                                          -------------------    -------------------

Change in net assets                                                                              (3,271,935)             7,936,679

Net Assets:
    Beginning of period                                                                           63,441,219             55,504,540
                                                                                          -------------------    -------------------
    End of period                                                                          $      60,169,284      $      63,441,219
                                                                                          ===================    ===================

Share Transactions:
    Issued                                                                                         1,063,497              1,571,935
    Reinvested                                                                                       144,850                 30,520
    Redeemed                                                                                      (1,295,298)            (1,759,367)
                                                                                          -------------------    -------------------
      Change in shares                                                                               (86,951)              (156,912)
                                                                                          ===================    ===================

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund

Statement of Assets and Liabilities
                                                             October 31, 2000

Assets:
Investments, at value (cost $140,402,716)                     $  139,354,792
Interest and dividends receivable                                  1,878,406
Prepaid expenses and other assets                                      1,752
                                                             ----------------
Total Assets                                                     141,234,950


Liabilities:
Dividends payable                                  $ 541,552
Accrued expenses and other payables:
   Investment advisory fees                           23,377
   Service organization fees                           9,461
   Administration fees                                 4,609
   Custodian fees                                      2,365
   Other payables                                     20,741
Total Liabilities                                                    602,105
                                                             ----------------

Net Assets consist of:
Capital                                                          143,716,555
Undistributed net investment income                                    2,264
Accumulated net realized losses on investment
   transactions                                                   (2,038,050)
Net unrealized depreciation of investments                        (1,047,924)
                                                             ----------------
Net Assets                                                    $  140,632,845
                                                             ================

Service Shares:
   Net Assets                                                 $  140,632,845
   Outstanding Units of Beneficial Interest (Shares):             13,585,898
   Redemption price per share                                 $        10.35
                                                             ================

   Maximum Sales Charge - Service Shares                                3.75%
                                                             ----------------


   Maximum Offering Price (100%/(100%-
     Maximum Sales Charge) of net asset value
     adjusted to the nearest cent) per share -
     Service Shares                                           $        10.75
                                                             ================

Statement of Operations
                                          For the year ended October 31, 2000

Investment Income:
Interest Income                                               $    7,227,670
Dividend income                                                       54,125
                                                             ----------------
Total Income                                                       7,281,795


Expenses:

Investment advisory fees                          $ 418,461
Service organization fees                           348,718
12b-1 fees                                          348,718
Administration fees                                 278,976
Accounting fees                                      36,220
Transfer agent fees                                  12,000
Custodian fees                                       27,895
Other fees                                           95,101


Total expenses before waivers                                      1,566,089
  Less expenses waived                                              (729,145)
                                                             ----------------
  Net expenses                                                       836,944
                                                             ----------------
Net Investment Income                                              6,444,851
                                                             ----------------

Realized/Unrealized Gains/(Losses) on
  Investments:
Net realized losses on investment
  transactions                                                    (1,380,263)
Net change in unrealized appreciation/depreciation
  of investments                                                   4,371,752
                                                             ----------------
Net realized/unrealized gains/(losses) on
  investments                                                      2,991,489
                                                             ----------------

Increase in Net Assets Resulting from
  Operations                                                  $    9,436,340
                                                             ================

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund

Statements of Changes in Net Assets

                                                                                              For the                 For the
                                                                                            Year ended              Year ended
                                                                                            October 31,             October 31,
                                                                                                2000                    1999
                                                                                        --------------------    --------------------
From Investment Activities:
Operations:
   Net investment income                                                                 $        6,444,851      $        6,614,714
   Net realized losses on investment transactions                                                (1,380,263)               (657,785)
   Net change in unrealized appreciation/depreciation of investments                              4,371,752             (10,012,344)
                                                                                        --------------------    --------------------
     Change in net assets resulting from operations                                               9,436,340              (4,055,415)
                                                                                        --------------------    --------------------

Distributions to Shareholders:
   From net investment income                                                                    (6,444,851)             (6,614,714)
   In excess of net realized gains                                                                        -                (595,564)
                                                                                        --------------------    --------------------
     Total distributions to shareholders                                                         (6,444,851)             (7,210,278)

Capital Transactions:

   Proceeds from shares issued                                                                   24,653,585              54,885,662
   Dividends reinvested                                                                             696,883                 779,890
   Cost of shares redeemed                                                                      (33,316,258)            (31,710,177)
                                                                                        --------------------    --------------------
     Change in net assets from capital transactions                                              (7,965,790)             23,955,375
                                                                                        --------------------    --------------------

Change in net assets                                                                             (4,974,301)             12,689,682

Net Assets:
   Beginning of period                                                                          145,607,146             132,917,464
                                                                                        --------------------    --------------------
   End of period                                                                         $      140,632,845      $      145,607,146
                                                                                        ====================    ====================

Share Transactions:
   Issued                                                                                         2,417,845               5,132,032
   Reinvested                                                                                        68,775                  73,066
   Redeemed                                                                                      (3,285,208)             (3,018,624)
                                                                                        --------------------    --------------------
     Change in shares                                                                              (798,588)              2,186,474
                                                                                        ====================    ====================


                      See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Schedule of Portfolio Investments
October 31, 2000


                                                             Principal   Amortized
                                                              Amount       Cost
                                                              ------       ----
Bank Notes  (22.7%)
Banking  (22.7%)

Banco Popular de Puerto Rico, 6.79%*,                      $3,000,000   $3,000,000
11/27/00

Bank of America Corp., 6.71%*, 12/11/00                     3,000,000    3,001,208
Bank One Corp., 6.68%*, 12/7/00                             3,000,000    3,000,937
Branch Banking & Trust, 6.64%*, 11/17/00                    3,000,000    2,999,537
Fleet National Bank, 6.78%*, 1/31/01                        1,750,000    1,750,653
US Bank NA/Minnesota, 6.79%*, 12/18/00                      3,000,000    3,003,738
                                                                        ----------
Total Bank Notes (Cost $16,756,073)                                     16,756,073
                                                                        ----------
Commercial Paper  (24.1%)
Asset Backed Securities  (12.0%)
Barton Capital Corp., 6.54%**, 1/23/01 (b)                  3,000,000    2,954,765
Govco Inc., 6.57%**, 1/22/01 (b)                            3,000,000    2,955,105
Moat Funding, 6.55%**, 1/29/01 (b)                          3,000,000    2,951,421
                                                                        ----------
                                                                         8,861,291
                                                                        ----------

Banking  (4.0%)
Fortis Funding LLC, 6.46%**, 3/27/01 (b)                    3,000,000    2,921,403
                                                                        ----------
Financial - Leasing Company  (4.0%)
General Electric Capital Corp., 6.53%**, 1/25/01            3,000,000    2,953,746
                                                                        ----------
Food Products & Services  (4.1%)
Unilever Capital Corp., 6.68%*, 12/7/00 (b)                 3,000,000    3,000,000
                                                                        ----------

Total Commercial Paper (Cost $17,736,440)                               17,736,440
                                                                        ----------
Funding Agreements  (4.1%)
The Travelers Insurance Co., 6.87%*, 1/12/01 (c)            3,000,000    3,000,000
                                                                        ----------
Total Funding Agreements (Cost $3,000,000)                               3,000,000
                                                                        ----------
Medium Term/Senior Notes  (37.9%)
Banking  (12.1%)
Firstar Corp., 6.97%*, 11/3/00                              3,000,000    3,006,608
Wachovia Bank, 6.67%*, 1/26/00                              3,000,000    2,999,951
Wells Fargo Co., 6.86%*, 12/15/00                           3,000,000    3,005,944
                                                                        ----------
                                                                         9,012,503
                                                                        ----------
Banking & Finance  (4.1%)
Credit Suisse First Boston, 6.76%*, 1/15/01                 3,000,000    3,000,000
                                                                        ----------
Brokerage Services  (4.1%)
Goldman Sachs Group, Inc., 6.94%*,  1/25/01                 3,000,000    3,001,271
                                                                        ----------

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Schedule of Portfolio Investments
October 31, 2000


                                                             Principal   Amortized
                                                              Amount       Cost
                                                              ------       ----
Financial Services  (13.5%)

Associates Corp., 6.80%*, 1/5/01                           $3,000,000  $ 3,001,280
Merrill Lynch, 6.79%*, 11/1/00                              3,000,000    3,003,224
Morgan Stanley Dean Witter, 6.94%*, 11/10/00                4,000,000    4,002,462
                                                                        ----------
                                                                        10,006,966

Motor Vehicles  (4.1%)
American Honda Finance, 6.66%*, 12/22/00                    3,000,000    3,000,000
                                                                        ----------
Total Medium Term/Senior Notes (Cost $28,020,740)                       28,020,740
                                                                        ----------
Repurchase Agreement  (11.0%)

Goldman, Sachs & Co., 6.61% dated                           8,094,086    8,094,086
                                                                        ----------
10/31/00, due 11/1/00, with a maturity
value of $8,095,572 (Collateralized by
Freddie Mac Bonds, principal amount of
$8,207,163, 7.00%, 6/1/29, market value of $8,255,968)

Total Repurchase Agreement (Cost $8,094,086)                             8,094,086
                                                                        ----------

Total Investments (Cost $73,607,339) (a) -  99.8%                       73,607,339
Other assets in excess of liabilities  -  0.2%                             119,237
                                                                        ----------
NET ASSETS -  100.0%                                                   $73,726,576
                                                                        ==========

------------


(a) Cost for federal income tax and financial reporting purposes are the same.

(b) Represents Section 4(2) commercial paper which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.

(c) Illiquid security with a market value which represents 4.1% of the market value of the Fund's investments.

* Variable rate securities. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2000. Maturity date reflects next rate change date.

** Discount Securities. The rate represents the effective yield on date of purchase.

LLC - Limited Liability Corp.

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                           Principal      Market
                                                            Amount        Value
                                                            ------        -----
Asset Backed Securities  (4.3%)

Household Consumer Loan Trust, Series                      $  506,582   $  507,390
1995-1, Class A, 6.86%*, 11/15/00

Main Place Fund, Series 1999-1, 6.81%*,                     1,000,000      998,525
11/27/00

MBNA Master Credit Card Trust, 6.88%*,                        750,000      751,954
                                                                          --------
11/15/00

Total Asset Backed Securities (Cost $2,258,197)                          2,257,869
                                                                         ---------
Collateralized Mortgage Obligations  (16.3%)

Commercial Loan Funding Trust, Series 1,                      357,798      357,082
Class A, 6.88%*, 11/15/00 (b)

Fannie Mae, Series 1999-19, Class LA,                       1,750,000    1,738,266
6.50%, 9/25/08

Fannie Mae, Series 1999-19, Class PB,                       1,500,000    1,483,298
6.00%, 6/25/08

Fannie Mae, Series 1999-19, Class PC,                       1,250,000    1,231,831
6.00%, 9/25/14

Freddie Mac, Series 1694, Class A, 6.50%,                     750,000      739,354
9/15/23

Freddie Mac, Series 1708, Class B, 6.00%,                     107,969      107,579
4/15/06

Freddie Mac, Series 2091, Class PC,                         1,250,000    1,226,581
6.00%, 6/15/16

Independent National Mortgage Corp.,                          206,095      210,852
9.14%*, 11/25/00

Merrill Lynch Mortgage Investors, Inc.,                       423,043      424,607
Series 1993-F, Class A3, 7.25%*, 11/15/00

Merrill Lynch Mortgage Investors, Inc.,                       106,654      106,257
Series 1992-H, Class A1-1, 7.79%*,
11/25/00

Merrill Lynch Mortgage Investors, Inc.,                       139,755      140,003
Series 1994-D, Class A, 7.92%*, 11/25/00

Merrill Lynch Mortgage Investors, Inc.,                        66,701       67,947
Series 1994-I, Class A1, 8.89%*, 11/25/00

Vendee Mortgage Trust, Series 1993-1,                         631,963      630,393
                                                                         ---------
Class E, 7.00%, 1/15/16
Total Collateralized Mortgage Obligations (Cost $8,534,487)              8,464,050
                                                                         ---------

Corporate Bonds  (20.5%)
Aerospace/Defense Equipment  (0.3%)

Lockheed Martin Corp., 7.95%, 12/1/05                         140,000      144,006
                                                                         ---------
Automotive  (0.3%)
TRW, Inc., 6.63%, 6/1/04                                      165,000      157,880
                                                                         ---------

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                           Principal      Market
                                                            Amount        Value
                                                            ------        -----
Banking  (1.6%)
Citicorp, 9.50%, 2/1/02                                    $  400,000   $  412,496
PNC Bank N.A., 7.88%, 4/15/05                                 400,000      414,355
                                                                        ----------
                                                                           826,851
                                                                        ----------
Computer Hardware  (0.7%)
Sun Microsystems, Inc., 7.00%, 8/15/02                        375,000      374,868
                                                                        ----------
Diversified  (0.5%)
Tyco International Ltd., 6.50%, 11/1/01                       250,000      248,796
                                                                        ----------
Financial Services  (5.0%)
First Data Corp., 6.82%, 9/18/01                              750,000      749,002
Ford Capital BV, 9.38%, 5/15/01                             1,100,000    1,113,396
General Electric Capital Corp., 6.29%*,                       750,000      746,104
                                                                        ----------
12/15/01
                                                                         2,608,502
                                                                        ----------
Food/Beverage Products  (1.1%)
Nabisco, Inc., 6.00%, 2/15/01                                 250,000      248,318
Whitman Corp., 7.50%, 8/15/01                                 300,000      300,171
                                                                        ----------
                                                                           548,489
                                                                        ----------
Industrial Goods & Services  (0.5%)
Cargill, Inc., 7.72%, 2/12/02 (b)                             235,562      236,474
                                                                        ----------
Oil & Gas Exploration Products & Services  (0.5%)
Union Pacific Resources, 6.50%, 5/15/05                       275,000      266,522
                                                                        ----------
Oil Field Services  (1.0%)
Colonial Pipeline, 7.13%, 8/15/02 (b)                         500,000      497,184
                                                                        ----------
Paper/Forest Products  (0.4%)
International Paper Co., 8.00%, 7/8/03 (b)                    225,000      228,825
                                                                        ----------
Pipelines  (0.8%)
Enron Corp., 9.13%, 4/1/03                                    400,000      417,532
                                                                        ----------
Railroads  (1.7%)
Norfolk Southern Corp., 6.88%, 5/1/01                         525,000      524,004
Union Pacific Corp., 7.37%*, 1/2/01                           385,000      385,403
                                                                        ----------
                                                                           909,407
                                                                        ----------
Restaurants/Food Services  (1.5%)
McDonald's Corp., 6.00%, 6/23/02                              800,000      788,612
                                                                        ----------
Retail Stores/Catalog  (1.2%)
Mall of America Capital Co., LLC, 6.92%*,                     600,000      600,000
                                                                        ----------
11/12/00 (b)

Telecommunications  (3.4%)
AT&T Corp., 5.63%, 3/15/04                                  1,000,000      942,036
Bell Atlantic Financial Services, 6.74%*,                     400,000      400,238
12/21/00
Sprint Corp., 8.13%, 7/15/02                                  400,000      405,057
                                                                        ----------
                                                                         1,747,331
                                                                        ----------
Total Corporate Bonds (Cost $10,677,621)                                10,601,279
                                                                        ----------

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                            Principal     Market
                                                             Amount       Value
                                                             ------       -----
U.S. Government Bond  (2.7%)
Housing and Urban Development  (2.7%)

Housing Urban Development, 7.13%, 8/1/03                   $1,400,000   $1,424,353
                                                                        ----------


Total U.S. Government Bond (Cost $1,400,000)                             1,424,353
                                                                        ----------
Medium Term/Senior Notes  (2.2%)
Banking  (0.8%)
Mercantile Bancorp, 7.05%, 6/15/04                            400,000      398,358
                                                                        ----------
Diversified  (1.4%)
USAA Capital Corp., 6.90%, 11/01/02 (b)                       750,000      751,014
                                                                        ----------
Total Medium Term/Senior Notes (Cost $1,162,554)                         1,149,372
                                                                        ----------
Taxable Municipal Bonds  (13.8%)
Connecticut  (1.5%)
State, GO, Series A, 5.70%, 1/15/01                           800,000      798,440
                                                                        ----------
Illinois  (0.8%)
State, GO, 7.30%, 1/1/04, Non-Callable,                       400,000      406,116
                                                                        ----------
FGIC
Minnesota  (1.9%)
Western Minnesota Power Agency,                             1,000,000      997,390
                                                                        ----------
Revenue, Series A, 6.33%, 1/1/02,
AMBAC
New Jersey  (3.4%)
Hudson County, GO, 6.09%, 9/1/05, FSA                         765,000      752,408
State, GO, Series G, 6.38%, 8/1/01                          1,000,000      998,480
                                                                        ----------
                                                                         1,750,888
                                                                        ----------
New York  (3.8%)
New York City, GO, Series K, 6.10%, 8/1/01                  1,000,000      996,520
State, GO, Series C, 6.13%, 3/1/02                          1,000,000      993,460
                                                                        ----------
                                                                         1,989,980
                                                                        ----------
Oregon  (0.5%)
Cow Creek Band Umpqua Tribe of Indians,                       245,000      242,383
                                                                        ----------
Revenue, Series A, 6.20%, 7/1/03,
AMBAC (b)
Washington  (1.9%)
State, Housing Trust Fund, GO, Series T,                    1,000,000      999,861
                                                                        ----------
6.60%, 1/1/01
Total Taxable Municipal Bonds (Cost $7,214,853)                          7,185,058
                                                                        ----------


Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                            Principal                    Market
                                                          Amount/Share                   Value
                                                          ------------                   -----
U.S. Government Agencies (27.8%)
Fannie Mae  (16.5%)
7.15%, 11/1/03                                             $1,446,900                 $ 1,449,331
5.13%, 2/13/04                                              4,750,000                   4,577,066
6.00%, 11/1/14                                              1,290,231                   1,243,891
8.50%, 8/1/30                                                 978,082                   1,000,753
7.36%, 6/1/40                                                 250,000                     250,234
                                                                                     ------------
                                                                                        8,521,275
                                                                                     ------------
Federal Home Loan Bank  (3.6%)
5.63%, 3/19/01, Series 87                                   1,900,000                   1,892,556
                                                                                     ------------
Freddie Mac  (7.7%)
5.00%, 1/15/04                                                750,000                     718,820
6.00%, 3/1/07                                               1,953,548                   1,900,455
6.00%, 6/1/07                                               1,429,053                   1,390,222
                                                                                     ------------
                                                                                        4,009,497
                                                                                     ------------
Total U.S. Government Agencies (Cost $14,354,898)                                      14,423,328
                                                                                     ------------
U.S. Government Agency Pass-Through Securities  (3.7%)
Fannie Mae  (3.0%)
6.00%, 11/1/06, Pool #252935                                1,459,001                   1,419,350
7.47%*, 11/1/00, Pool #365421                                 174,829                     177,459
                                                                                     ------------
                                                                                        1,596,809
                                                                                     ------------
Freddie Mac  (0.3%)
8.14%*, 11/1/00, Pool #846367                                 132,417                     136,065
                                                                                     ------------
Small Business Administration  (0.4%)
10.73%*, 11/1/00, Pool #502966                                 30,627                      33,370
10.13%*, 11/1/00, Pool #503653                                 53,102                      55,977
9.98%*, 11/1/00, Pool #503664                                  96,379                     102,172
                                                                                     ------------
                                                                                          191,519
                                                                                     ------------
Total U.S. Government Agency Pass-Through Securities (Cost $1,889,787)                  1,924,393
                                                                                     ------------
U.S. Treasury Obligations  (5.4%)
U.S. Treasury Notes  (5.4%)
5.88%, 11/15/04                                             2,800,000                   2,801,898
                                                                                     ------------
Total U.S. Treasury Obligations (Cost $2,761,311)                                       2,801,898
                                                                                     ------------
Investment Companies  (2.6%)
American AAdvantage U.S. Government                         1,375,406                   1,375,406
                                                                                     ------------
Money Market Fund  (c)
Total Investment Companies (Cost $1,375,406)                                            1,375,406
                                                                                     ------------

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                                          Market
                                                                          Value
                                                                          -----
Total Investments (Cost $51,629,114) (a) - 99.3%                       $51,607,006
Other assets in excess of liabilities - 0.7%                               377,163
                                                                           -------
NET ASSETS  - 100.0%                                                   $51,984,169
                                                                       ===========
------------

* Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2000. Maturity date is next rate change date.

(a) Represents cost for federal tax and financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:

Unrealized appreciation          $  251,181
Unrealized depreciation            (273,289)
                                 ----------
Net unrealized depreciation      $  (22,108)
                                 ===========


(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.

(c) Affiliate.

AMBAC - Insured by AMBAC Indemnity Corp.
FGIC - Insured by Financial Guaranty Insurance Corp.
FSA - Insured by Financial Security Assurance Inc.
GO - General Obligation
LLC - Limited Liability Corp.

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                             Principal    Market
                                                              Amount      Value
                                                             -------      -----
Asset Backed Securities  (9.1%)

EQCC Home Equity Loan Trust, Series                        $  694,728   $  695,211
1995-3, Class A4, 7.10%, 2/15/12

EQCC Home Equity Loan Trust, Series                           700,000      708,131
1996-2, Class A4, 7.50%, 6/15/21

Green Tree Financial Corp., Series 1997-7,                    459,235      431,775
Class A8, 6.86%, 7/15/29

Household Consumer Loan Trust, Series                         344,281      343,497
1997-1, Class A3, 6.97%*, 11/15/00

Main Place Fund, Series 1999-1, 6.81%*,                     1,000,000      998,525
11/27/00

Premier Auto Trust, Series 1997-1, Class B,                 1,000,000      999,665
                                                                        ----------
6.55%, 9/6/03


Total Asset Backed Securities (Cost $4,204,168)                          4,176,804
                                                                        ----------
Collateralized Mortgage Obligations  (10.2%)

American Housing Trust, Series VI, Class                      425,380      444,160
1-I, 9.15%, 5/25/20

Asset Securitization Corp., Series 1997-D4,                   750,000      762,393
Class A1C, 7.42%, 4/14/29

GMAC Commercial Mortgage Securities,                          350,000      353,366
Inc., Series 1996-C1, Class A2B, 7.22%,
2/15/06

Independent National Mortgage Corp.,                          128,279      131,343
Series 1994-V, Class M, 9.33%*, 11/25/00

Merrill Lynch Mortgage Investors, Inc.,                       106,654      106,257
Series 1992-H, Class A1-1, 7.79%*,
11/25/00

Merrill Lynch Mortgage Investors, Inc.,                        66,701       67,947
Series 1994-I, Class A1, 8.89%*, 11/25/00

Merrill Lynch Mortgage Investors, Inc.,                     1,000,000    1,001,446
Series 1997-C1, Class A3, 7.12%, 6/18/29

Resolution Trust Corp., Series 1995-1,                        448,166      447,368
Class A2D, 7.50%, 10/25/28

Saco I, Inc., Series 1997-2, Class 1A2,                       364,468      360,953
7.00%, 8/25/36 (b)

Vendee Mortgage Trust, Series 1995-1C,                        361,570      362,338
Class 3E, 8.00%, 7/15/18

Vendee Mortgage Trust, Series 1997-1,                         641,370      641,367
                                                                        ----------
Class 2C, 7.50%, 9/15/17

Total Collateralized Mortgage Obligations (Cost $4,713,834)              4,678,938
                                                                        ----------

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                             Principal    Market
                                                              Amount      Value
                                                             -------      -----
Corporate Bonds (24.1%)
Areospace/Defense Equipment (0.3%)

Lockheed Martin Corp., 7.95%, 12/1/05                      $  125,000    $ 128,577
                                                                        ----------

Airlines  (2.3%)

Continental Airlines, Series 972A,                            916,952      899,471
7.15%, 6/30/07 (b)

NWA Trust, 8.26%, 3/10/06 (b)                                 179,550      180,684
                                                                        ----------
                                                                         1,080,155
                                                                        ----------

Automotive  (0.3%)

TRW, Inc., 6.63%, 6/1/04                                      150,000      143,528
                                                                        ----------
Banking  (4.2%)

Amsouth Bancorp, 6.13%, 3/1/09                                225,000      199,599
Bank One Corp., 7.63%, 8/1/05                                 300,000      303,394
Chase Capital VI, 7.34%*, 11/1/00,                            750,000      709,633
Callable 8/1/03 @ 100
First Bank System, Inc., 7.63%, 5/1/05                        350,000      355,640
PNC Bank N.A., 7.88%, 4/15/05                                 350,000      362,560
                                                                        ----------
                                                                         1,930,826
                                                                        ----------

Consumer Goods & Services  (0.3%)

Bausch & Lomb, 6.75%, 12/15/04                                165,000      146,130
                                                                        ----------
Electric Utility  (2.1%)

Utilicorp, 6.88%, 10/1/04, AMBAC                            1,000,000      972,694
                                                                        ----------
Electrical & Electronic  (1.1%)

Philips Electronics N.V., 7.75%, 4/15/04                      500,000      504,730
                                                                        ----------
Entertainment  (0.3%)

Clear Channel Communications, 7.88%,                          150,000      151,431
                                                                        ----------
6/15/05

Financial Services  (4.5%)

Ford Motor Credit Co., 6.70%, 7/16/04                         360,000      351,834
Goldman Sachs Group LP, 7.88%, 1/15/03 (b)                    375,000      381,518

Prudential Insurance, 7.65%, 7/1/07 (b)                       250,000      247,646
Qwest Capital Funding, 7.75%, 8/15/06 (b)                     225,000      228,237
Reliastar Financial Corp., 7.13%, 3/1/03                      600,000      600,364
Terra Nova Holdings, 7.20%, 8/15/07                           250,000      217,912
                                                                        ----------
                                                                         2,027,511
                                                                        ----------

Industrial Goods & Services  (2.1%)

Aramark Corp., 6.75%, 8/1/04                                  500,000      481,426
Nabisco, Inc., 6.00%, 2/15/11                                 250,000      248,318
Tyco International Ltd., 6.50%, 11/1/01                       225,000      223,917
                                                                        ----------
                                                                           953,661
                                                                        ----------
Life Insurance  (0.8%)

American General Corp., 7.75%, 4/1/05                         350,000      357,695
                                                                        ----------

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                            Principal     Market
                                                             Amount       Value
                                                             ------       -----
Oil & Gas Transmission  (1.8%)

Coastal Corp., 9.75%, 8/1/03                               $  375,000   $  399,643
Duke Energy Field Services Corp., 7.50%,                      145,000      146,452
8/16/05
Phillips Petroleum Co., 8.50%, 5/25/05                        250,000      263,987
                                                                        ----------
                                                                           810,082
                                                                        ----------
Retail Stores/Catalog  (1.5%)

Kohls Corp., 6.70%, 2/1/06                                    200,000      195,536
May Department Stores Co., 7.15%, 8/15/04                     500,000      502,234
                                                                        ----------
                                                                           697,770
                                                                        ----------
Schools  (1.7%)

Harvard University, 8.13%, 4/15/07                            750,000      796,740
                                                                        ----------
Telecommunications  (0.8%)

Comcast Cable, 6.20%, 11/15/08                                250,000      231,058
Koninklijke Kpn N.V., 7.50%, 10/1/05 (b)                      150,000      149,216
                                                                        ----------
                                                                           380,274
                                                                        ----------
Total Corporate Bonds (Cost $11,250,132)                                11,081,804
                                                                        ----------
U.S. Government Bond  (5.2%)

Housing Urban Development, 7.22%, 8/1/07                    2,316,000    2,400,932
                                                                        ----------

Total U.S. Government Bond (Cost $2,316,000)                             2,400,932
                                                                        ----------
Medium Term/Senior Notes  (6.1%)
Aluminum  (0.6%)

Reynolds Metals, 7.00%, 5/15/09                               300,000      294,870
                                                                        ----------
Banking  (1.9%)

Mercantile Bancorp, 7.05%, 6/15/04                            350,000      348,563
United Missouri Bancshares, Inc., 7.30%, 2/24/03              500,000      503,254
                                                                        ----------

                                                                           851,817
                                                                        ----------
Electronic Components/Instruments  (0.3%)

Solectron Corp., 7.38%, 3/1/06 (b)                            150,000      147,092
                                                                        ----------
Entertainment  (0.6%)

Viacom, Inc., 7.75%, 6/1/05                                   275,000      281,118
                                                                        ----------
Financial Services  (1.7%)

Paine Webber Group, 6.90%, 8/15/03                            750,000      752,084
                                                                        ----------
Semiconductors  (1.0%)

Applied Materials, Inc., 6.70%, 9/6/05                        500,000      483,771
                                                                        ----------
Total Medium Term/Senior Notes (Cost $2,826,092)                         2,810,752
                                                                        ----------

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                            Principal     Market
                                                             Amount       Value
                                                             ------       -----
Taxable Municipal Bonds  (11.3%)
Minnesota  (2.5%)

St. Paul, GO, 6.05%, 2/1/07                                $1,195,000   $1,139,360
                                                                        ----------

New York  (3.3%)

New York City, Series K, GO, 6.10%, 8/1/01                    750,000      747,390
State, Series C, GO, 6.13%, 3/1/02                            800,000      794,768
                                                                        ----------
                                                                         1,542,158
                                                                        ----------
Pennsylvania  (1.6%)

Philadelphia Authority, Industrial                            750,000      721,358
                                                                        ----------
Development, Revenue, Series A, 5.49%,
4/15/04, MBIA

Washington  (2.2%)

State, Housing Trust Fund, Series T, 6.60%, 1/1/03          1,000,000    1,001,990
                                                                        ----------
West Virginia  (1.7%)

West Virginia, 7.25%, 11/1/08                                 800,000      803,840
                                                                        ----------
Total Taxable Municipal Bonds (Cost $5,349,668)                          5,208,706
                                                                         ---------
U.S. Government Agencies (13.4%)
Fannie Mae  (13.4%)

6.00%, 5/15/08                                              2,000,000    1,926,965
6.00%, 4/25/10                                              1,353,221    1,311,996
6.00%, 9/25/14                                              1,000,000      985,465
6.00%, 11/1/14                                              1,224,562    1,180,581
6.50%, 3/1/29                                                 800,957      772,356
                                                                         ---------
Total U.S. Government Agencies  (Cost $6,203,989)                        6,177,363
                                                                        ----------
U.S. Government Agency Pass-Through Securities  (5.2%)
Fannie Mae  (4.9%)

7.47%*, 11/1/00, Pool #365421                                 361,793      367,236
7.13%, 6/1/04, Pool #375168                                   968,551      970,682
6.18%, 8/1/08, Pool #380581                                   975,406      938,352
                                                                        ----------
                                                                         2,276,270
                                                                        ----------
Freddie Mac  (0.3%)

8.14%*, 11/1/00, Pool #846367                                 132,417      136,065
                                                                        ----------
Total U.S. Government Agency Pass-Through Securities
(Cost $2,466,964)                                                        2,412,335
                                                                        ----------
U.S. Treasury Obligations  (11.9%)
U.S. Treasury Notes  (11.9%)

6.75%, 5/15/05                                              1,000,000    1,037,032
6.25%, 2/15/07                                                750,000      765,235
5.63%, 5/15/08                                              3,750,000    3,697,935
                                                                        ----------
Total U.S. Treasury Obligations (Cost $5,468,745)                        5,500,202
                                                                        ----------

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                                          Market
                                                            Shares        Value
                                                            ------        -----
Investment Companies  (0.7%)

American AAdvantage U.S. Government                           344,294  $   344,294
                                                                       -----------
Money Market Fund  (c)
Total Investment Companies (Cost $344,294)                                 344,294
                                                                       -----------
Total Investments (Cost $45,143,886) (a) -   97.2%                      44,792,130
Other assets in excess of liabilities -  2.8%                            1,299,556
                                                                       -----------
NET ASSETS   - 100.0%                                                  $46,091,686
                                                                       ===========

------------

* Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2000. The maturity date is the next rate change date.

(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:

Unrealized appreciation             $ 249,498
Unrealized depreciation              (601,254)
                                     ---------
Net unrealized depreciation         $(351,756)
                                    ==========

(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.

(c) Affiliate.

AMBAC - Insured by AMBAC Indemnity Corp.
GO - General Obligation
LP - Limited Partnership
MBIA - Insured by Municipal Bond Insurance Assoc.
NV - Naamloze Vennootschaap (Dutch Corp.)









See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments
October 31, 2000

                                                                           Market
                                           Shares                           Value
                                           ------                           -----
Common Stocks  (95.4%)

Banking  (8.0%)

Bank of America Corp.                         33,500                       $1,610,093
Bank One Corp.                                35,700                        1,303,050
Chase Manhattan Corp.                         33,200                        1,510,600
First Union Corp.                             47,100                        1,427,719
PNC Financial Services Group                  12,411                          829,986
                                                                           ----------
                                                                            6,681,448
                                                                           ----------

Chemicals  (3.0%)

Crompton Corp.                                58,600                          468,800
Dow Chemical Co.                              38,100                        1,166,813
Millenium Chemicals, Inc.                     57,000                          919,125
                                                                           ----------
                                                                            2,554,738
                                                                           ----------

Consumer Goods & Services  (1.4%)

Cendant Corp. (b)                             52,500                          630,000
Newell Rubbermaid, Inc.                       27,000                          518,063
                                                                           ----------
                                                                            1,148,063
                                                                           ----------

Diversified  (4.0%)

Honeywell International, Inc.                 33,800                        1,818,862
ITT Industries, Inc.                          47,800                        1,556,488
                                                                           ----------
                                                                            3,375,350
                                                                           ----------

Electric Utility  (16.5%)

American Electric Power Company, Inc.         43,000                        1,784,500
Entergy Corp.                                 93,700                        3,589,880
FirstEnergy Corp.                             67,300                        1,741,388
Public Service Enterprise Group, Inc.         41,200                        1,709,800
Reliant Energy, Inc.                          99,900                        4,127,118
TXU Corp.                                     23,900                          885,794
                                                                           ----------
                                                                           13,838,480
                                                                           ----------

Electrical & Electronic  (0.3%)

Emerson Electric Co.                           3,600                          264,375
                                                                           ----------

Financial Services  (8.3%)

Citigroup, Inc.                               32,933                        1,733,099
Household International, Inc.                 19,400                          976,063
John Hancock Financial Services, Inc. (b)     40,800                        1,290,300
Washington Mutual, Inc.                       67,600                        2,974,400
                                                                           ----------
                                                                            6,973,862
                                                                           ----------

Insurance  (6.9%)

Allstate Corp.                                95,600                        3,847,900
Aon Corp.                                     47,000                        1,947,563
                                                                           ----------
                                                                            5,795,463
                                                                           ----------

Non-Hazardous Waste Removal  (3.3%)

Waste Management Inc.                        136,600                        2,732,000
                                                                           ----------

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments
October 31, 2000

                                                                                          Market
                                                                Shares                     Value
                                                                ------                     -----
Oil & Gas Exploration Products & Services  (25.3%)

Baker Hughes, Inc.                                                  97,300              $  3,344,687
BP Amoco PLC ADR                                                    49,516                 2,522,221
Global Marine, Inc. (b)                                             27,300                   723,450
Halliburton Co.                                                     66,100                 2,449,831
Occidental Petroleum Corp.                                         111,300                 2,212,088
Phillips Petroleum Co.                                              52,300                 3,229,524
Texaco, Inc.                                                        43,400                 2,563,313
Transocean Sedco Forex, Inc.                                        47,000                 2,491,000
Williams Companies, Inc.                                            38,300                 1,601,419
                                                                                        ------------
                                                                                          21,137,533
                                                                                        ------------

Pharmaceuticals  (3.6%)

Bristol-Myers Squibb Co.                                            24,500                 1,492,969
Watson Pharmaceuticals, Inc. (b)                                    24,500                 1,532,781
                                                                                        ------------
                                                                                           3,025,750
                                                                                        ------------

Real Estate Investment Trust  (2.3%)

Crescent Real Estate Equities Co.                                   96,400                 1,940,050
                                                                                        ------------
Retail Stores/Catalog  (5.2%)

Federated Department Stores, Inc. (b)                               49,000                 1,595,562
Kmart Corp. (b)                                                    212,600                 1,262,313
May Department Stores Co.                                           57,250                 1,502,813
                                                                                        ------------
                                                                                           4,360,688
                                                                                        ------------

Telecommunications  (5.3%)

SBC Communications, Inc.                                            36,100                 2,082,519
Verizon Communications                                              40,992                 2,369,850
                                                                                        ------------
                                                                                           4,452,369
                                                                                        ------------

Tobacco  (2.0%)

Imperial Tobacco Group  PLC ADR                                     85,500                 1,667,250
                                                                                        ------------
Total Common Stocks (Cost $71,178,563)                                                    79,947,419
                                                                                        ------------
Investment Companies  (4.5%)

American AAdvantage U.S. Government                              3,685,516                 3,685,516
Money Market Fund  (c)
Federated Treasury Obligations Fund                                 63,986                    63,986
                                                                                        ------------
Total Investment Companies (Cost $3,749,502)                                               3,749,502
                                                                                        ------------

Total Investments (Cost $74,928,065) (a) - 99.9%                                          83,696,921
Other assets in excess of liabilities - 0.1%                                                  94,072
                                                                                        ------------
NET ASSETS - 100.0%                                                                     $ 83,790,993
                                                                                        ============

____________

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments
October 31, 2000



a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $649,215. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation                  $ 13,622,100
  Unrealized depreciation                    (5,502,459)
                                           ------------
  Net unrealized appreciation              $  8,119,641
                                           ============

(b) Represents non-income producing securities.

(c) Affiliate.

ADR - American Depositary Receipt
PLC - Public Limited Company


See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments
October 31, 2000

                                                                 Principal                      Market
                                                                   Amount                        Value
                                                                   ------                        -----
Municipal Bonds  (97.4%)
Guam  (0.2%)

Guam Government, Series A, 5.90%,                                $    250,000                $    251,315
                                                                                               ----------
9/1/05, Callable 3/1/01 @ 100

Kansas  (97.2%)

Anthony, Electric, Revenue, 5.30%, 12/1/17,                         1,215,000                   1,137,544
Callable 12/1/05 @ 100

Barton County,  School District #428,                               1,390,000                   1,390,000
Great Bend, GO, Series A, 5.30%, 9/1/15,
Callable 9/1/06 @ 100

Bourbon County, School District #234,                                 285,000                     295,331
GO, Series B, 5.63%, 9/1/11, Callable
9/1/06 @ 100, FSA

Brown County, Horton School District                                  500,000                     507,500
#430, GO, 5.38%, 9/1/13, Callable 9/1/06
@ 100, FSA

Butler & Sedgwick County, School District                             370,000                     381,563
#385, Andover, 5.70%, 9/1/15, Callable
9/1/03 @ 100, FSA

Butler & Sedgwick County, School District                           1,775,000                   1,879,280
#385, GO, 5.60%, 9/1/12, FSA

Butler County, School District #402, GO,                              250,000                     249,450
4.15%, 10/1/01, FSA

Butler County, School District #402, GO,                              250,000                     249,375
4.30%, 10/1/02, FSA

Butler County, School District #402, GO,                              500,000                     503,750
5.25%, 10/1/12, Callable 4/1/04 @ 100,
FSA

Coffey County, GO, 4.65%, 9/1/05                                      690,000                     690,000

Coffeyville, Community College, COP,                                  250,000                     253,750
5.88%, 10/1/14, Callable 10/1/04 @ 100

Coffeyville, Water & Sewer Revenue,                                   465,000                     465,516
4.60%, 10/1/04, Callable 10/1/01 @ 100,
AMBAC

Coffeyville, Water & Sewer Revenue,                                   490,000                     490,544
4.70%, 10/1/05, Callable 10/1/01 @ 100,
AMBAC

Cowley County, School District #470, GO,                              500,000                     521,875
5.45%, 12/1/12, Callable 12/1/06 @ 100,
FGIC

Cowley County, School District #470, GO,                            1,000,000                   1,046,250
5.50%, 12/1/16, Callable 12/1/06 @ 100, FGIC

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments
October 31, 2000

                                                                 Principal                      Market
                                                                   Amount                        Value
                                                                   ------                        -----
Dickinson County, Abilene School District                        $    265,000                $    265,901
#435, GO, Series 1992, 5.40%, 4/1/01,
Callable 10/1/00 @100

Dickinson County, Abilene School District                             300,000                     301,098
#435, GO, Series 1992, 5.60%, 4/1/03,
Callable 10/1/00 @100

Dodge City, School District #443, GO,                               1,020,000                     957,525
4.40%, 9/1/12, Callable 9/1/08 @ 100, FSA

Dodge City, School District #443, GO,                                 975,000                     906,750
4.70%, 9/1/15, Callable 9/1/08 @ 100, FSA

Dodge, Pollution Control Revenue, 6.63%,                              700,000                     730,625
5/1/05

Dodge, School District #443, GO, 4.80%,                               360,000                     360,450
3/1/08, Callable 3/1/04 @ 100, FSA

Dodge, School District #443, GO, 5.00%,                               250,000                     246,875
3/1/14, Callable 3/1/04 @ 100, FSA

Douglas County, School District #497,                               1,000,000                   1,020,000
GO, 5.00%, 9/1/07

Douglas County, School District #497,                                 250,000                     249,765
GO, Series 1993 A, 4.50%, 9/1/02,
Callable 9/1/01 @ 100

El Dorado, Water Utility System                                       230,000                     228,563
Revenue, 4.40%, 10/1/02

El Dorado, Water Utility System                                       305,000                     303,475
Revenue, 4.45%, 10/1/03

El Dorado, Water Utility System                                       350,000                     349,125
Revenue, 4.65%, 10/1/05

El Dorado, Water Utility System Revenue,                              275,000                     273,625
4.70%, 10/1/06, Callable 10/1/05 @ 100

El Dorado, Water Utility System Revenue,                              200,000                     198,000
4.75%, 10/1/07, Callable 10/1/05 @ 100

Ellsworth County, School District #328, GO,                           500,000                     496,875
5.25%, 9/1/15, Callable 9/1/06 @ 100, FSA

Finney County, GO, 5.00%, 12/1/10,                                    500,000                     505,000
Callable 12/1/07 @ 100, MBIA

Finney County, GO, 4.40%, 12/1/13,                                  1,010,000                     938,038
Callable 12/1/07 @ 100, AMBAC

Finney County, GO, 4.50%, 12/1/15,                                  1,100,000                     994,125
Callable 12/1/07 @ 100, AMBAC

Franklin County, GO, Series B, 4.75%,                                 330,000                     330,000
9/1/05, Callable 9/1/03 @ 100

Franklin County, School District #290, GO,                            500,000                     502,500
5.25%, 9/1/14, Callable 9/1/06 @ 100,
FSA

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                                 Principal                          Market
                                                                  Amount                            Value
                                                                  ------                            -----
Franklin County, School District #290, GO,                       $    335,000                        $  332,488
5.30%, 9/1/16, Callable 9/1/06 @ 100,
FSA

Garden City, GO, Series B, 5.45%,                                     250,000                           256,563
11/1/04, Callable 11/1/03 @ 100, MBIA

Gardner, Electric Utilities Revenue,                                  500,000                           512,240
7.00%, 11/1/09, Callable 11/1/01 @ 101

Gove County, GO, 5.15%, 4/1/12, Callable                              560,000                           562,100
10/1/01 @ 101, AMBAC

Gray County, School District #102, GO,                                250,000                           266,563
6.80%, 9/1/15, Callable 9/1/05 @ 100

Gray County, School District #102, GO,                                800,000                           753,000
5.00%, 9/1/15, Callable 9/1/08 @ 100

Great Bend, Water System Revenue Series                             1,000,000                           895,000
A, 5.15%, 9/1/19, Callable 9/1/08 @ 100

Harvey County, School District #373, GO,                              500,000                           521,250
5.55%, 9/1/13, Callable 9/1/05 @ 100, FSA

Harvey County, School District #373, GO,                            2,000,000                         1,829,999
4.80%, 9/1/18, Callable 9/1/08 @ 100, FSA

Hays, GO, Series A, 5.15%, 9/1/09,                                    250,000                           254,375
Callable 9/1/03 @ 100, FGIC

Hays, GO, Series A, 5.25%, 9/1/10,                                    250,000                           255,000
Callable 9/1/03 @ 100, FGIC

Hays, Water & Sewer Revenue, 5.20%,                                   260,000                           261,300
9/1/11, Callable 9/1/03 @ 100, MBIA

Jefferson County, School District #340,                               300,000                           315,375
GO, 6.00%, 9/1/06, Prerefunded 9/1/04 @
100, FSA

Jefferson County, School District #340,                               320,000                           337,600
GO, 6.10%, 9/1/07, Prerefunded 9/1/04 @
100, FSA

Jefferson County, School District #340,                               330,000                           348,975
GO, 6.20%, 9/1/08, Prerefunded 9/1/04 @
100, FSA

Johnson County, School District #223, GO,                           1,000,000                           987,500
5.00%, 9/1/14, Callable 9/1/09 @ 100,
FGIC

Johnson County, School District #232, GO,                           1,050,000                         1,065,750
5.40%, 9/1/14, Callable 9/1/07 @ 100,
MBIA

Johnson County, School District #233, GO,                             485,000                           496,519
5.65%, 9/1/03, Callable 3/1/02 @ 101,
AMBAC

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                                 Principal                          Market
                                                                  Amount                            Value
                                                                  ------                            -----
Johnson County, School District #233, GO,                        $    500,000                       $  513,750
5.95%, 9/1/05, Callable 3/1/02 @ 101,
AMBAC

Johnson County, School District #512, GO,                           1,135,000                        1,126,488
Series A, 4.60%, 10/1/08

Johnson County, School District #512, GO,                           1,185,000                        1,099,088
Series A, 4.00%, 10/1/09, Callable 10/1/08
@ 100

Johnson County, School District #512, GO,                           1,290,000                        1,201,313
Series A, 4.30%, 10/1/11, Callable 10/1/08
@ 100

Johnson County, School District #512, GO,                             500,000                          491,250
Series B, 5.25%, 10/1/17, Callable 10/1/06
@ 100

Johnson County, Water District #001                                   250,000                          253,125
Revenue, 5.13%, 12/1/08, Callable 12/1/03
@ 100

Johnson County, Water District #001                                   250,000                          250,493
Revenue, Series 1990-A, 6.90%, 12/1/00

Johnson County, Water District #001,                                1,115,000                        1,149,844
Revenue, Series B, 5.25%, 12/1/05

Junction City, Water & Sewer, GO,                                   1,620,000                        1,508,624
4.80%, 9/1/16, Callable 9/1/08 @ 100, MBIA

Kansas City, GO, 5.45%, 4/1/17, Callable                              340,000                          340,000
10/1/06 @ 100, FGIC

Kansas City, GO, Series B, 5.38%, 9/1/10,                           1,500,000                        1,533,749
Callable 9/1/05 @ 100, MBIA

Kansas City, Pollution Control, Revenue,                              500,000                          501,250
General Motors Corp., 5.45%, 4/1/06,
Callable 10/1/01 @ 101

Kearny County, School District #215, GO,                              700,000                          679,875
4.80%, 9/1/13, Callable 9/1/06 @ 100,
MBIA

Kingman County. School District #331,                               1,545,000                        1,602,937
5.80%, 10/1/16, Callable 10/1/10 @ 100,
FGIC

Labette County, Single Family Mortgage                                410,000                          419,930
Revenue, 7.65%, 12/1/11, Callable 6/1/08
@ 103, GNMA

Lawrence Kansas Hospital Revenue,                                   1,000,000                        1,012,500
6.00%, 7/1/19, Callable 7/1/09 @100

Lawrence, Sales Tax, GO, Series V,                                    500,000                          507,500
5.50%, 9/1/12, Callable 9/1/04 @ 100

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                                        Principal                             Market
                                                                         Amount                               Value
                                                                         ------                               -----
Lawrence, Water & Sewer System                                        $    395,000                         $    408,331
Revenue, 5.70%, 11/1/11, Callable 11/1/05 @ 100

Lawrence, Water & Sewer System                                             505,000                              499,950
Revenue, 5.25%, 11/1/15, Callable 11/1/06
@ 100

Lawrence, Water & Sewer System                                             250,000                              244,375
Revenue, 5.20%, 11/01/16, Callable
11/1/06 @100

Leavenworth County, School District                                        400,000                              391,000
#453, GO, 4.70%, 9/1/11, Callable 9/1/07
@ 100, FGIC

Leavenworth County, School District                                        460,000                              451,375
#453, GO, 4.80%, 9/1/12, Callable 9/1/07
@ 100, FGIC

Leavenworth County, School District                                        340,000                              340,425
#469, GO, 4.60%, 9/1/05, FSA

Leavenworth Hospital Revenue, 6.13%,                                       415,000                              377,650
4/1/15, Callable 4/1/07 @ 102

Leawood, GO, Series A, 5.25%, 9/1/09,                                      250,000                              256,250
Callable 9/1/06 @ 100

Leawood, GO, Series A, 5.35%, 9/1/10,                                      250,000                              257,188
Callable 9/1/06 @ 100

Leawood, GO, Series A, 5.40%, 9/1/11,                                      375,000                              384,375
Callable 9/1/06 @ 100

Leawood, GO, Series B, 5.00%, 9/1/10,                                      400,000                              404,500
Callable 9/1/06 @ 100

Lyons County, School District #253, GO,                                    650,000                              671,938
5.60%, 10/1/10, Callable 10/1/03 @ 102

Manhattan, GO, 5.40%, 11/1/16, Callable                                    405,000                              405,506
11/1/04 @ 100

Manhattan, GO, Series 189, 5.85%,                                          250,000                              253,440
11/1/02, Callable 11/1/01 @ 100

Marion County, School District #411, GO,                                   660,000                              665,775
5.30%, 4/1/13, Callable 4/1/03 @ 101.5

McPherson County, School District #400,                                    250,000                              254,063
GO, 5.20%, 12/1/10, Callable 12/1/05 @
100, FGIC

McPherson County, School District #400,                                    250,000                              252,813
GO, 5.25%, 12/1/12, Callable 12/1/05 @
100, FGIC

McPherson, Electric Utility Revenue,                                       105,000                              105,197
5.55%, 3/1/09, Callable 3/1/02 @ 100,
AMBAC

McPherson, GO, Series 116, 5.00%,                                          500,000                               500,820
11/1/06, Callable 11/1/00 @ 100, AMBAC

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                                        Principal                             Market
                                                                         Amount                               Value
                                                                         ------                               -----
Meade, Industrial Revenue, 6.50%,                                     $  1,000,000                         $    1,093,750
10/1/06

Miami County, School District #367, GO,                                    900,000                                855,000
5.00%, 9/1/16, Callable 9/1/08 @ 100,
FGIC

Miami County, School District #368, GO,                                    500,000                                514,375
6.50%, 12/1/05, Callable 6/1/02 @ 100,
AMBAC

Miami County, School District #416, GO,                                    250,000                                251,248
6.00%, 9/1/02, Callable 9/1/00 @ 100,
AMBAC

Miami County, School District, GO, Series                                  550,000                                575,438
A, 5.85%, 9/1/13, Prerefunded 9/1/04 @
100, AMBAC

Nemaha County, School District #441,                                       250,000                                250,768
GO, 5.40%, 3/1/02, Callable 3/1/01 @ 100,
AMBAC

Nemaha County, School District #441,                                       250,000                                250,793
GO, 5.75%, 3/1/07, Callable 3/1/01 @ 100,
AMBAC

Neosho County, School District #413, GO,                                   260,000                                262,595
5.65%, 9/1/01

Newton, Wastewater Treatment System                                        120,000                                120,640
Revenue, 6.20%, 3/1/01

Newton, Wastewater Treatment System                                        130,000                                132,925
Revenue, 6.40%, 3/1/02

Newton, Wastewater Treatment System                                        700,000                                673,750
Revenue, 4.90%, 3/1/12, Callable 3/1/07
@ 100

Olathe, GO, 4.35%, 4/1/09, Callable                                      1,710,000                              1,645,874
4/1/07, FSA

Olathe, Health Facility Revenue, 5.20%,                                  1,000,000                                966,250
9/1/17, Callable 9/1/05 @ 100

Olathe, Labette County, Mortgage Loan                                        5,000                                  5,197
Revenue, 7.15%, 2/1/15, Callable 8/1/01
@ 103, GNMA

Olathe, Multifamily Housing Revenue,                                       240,000                                246,300
5.50%, 6/1/04, FNMA

Osage County, School District #434, GO,                                  2,215,000                              2,131,937
4.75%, 9/1/14, Callable 9/1/03 @ 100.5,
FSA

Osborne, GO, Series 1992, 5.50%,                                           135,000                                135,672
12/1/01, Callable 12/1/00 @ 100

Osborne, GO, Series 1992, 5.60%,                                           140,000                                140,088
12/1/02, Callable 12/1/00 @ 100

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                        Principal                    Market
                                                         Amount                      Value
                                                         ------                      -----
Osborne, GO, Series 1992, 5.70%,                       $    150,000               $    150,107
12/1/03, Callable 12/1/00 @ 100

Osborne, GO, Series 1992, 5.80%,                            155,000                    155,116
12/1/04, Callable 12/1/00 @ 100

Ottawa, Waterworks & Electric System                        250,000                    250,350
Revenue, 6.15%, 12/1/00, MBIA

Ottawa, Waterworks & Electric System                        250,000                    254,965
Revenue, 6.25%, 12/1/01, MBIA

Pawnee County, School District #495, GO,                    255,000                    259,144
5.10%, 9/1/04, Callable 9/1/03 @ 100, FSA

Pottawatomie County, School District                        500,000                    509,650
#320, GO, Series 1990, 6.60%, 10/1/02,
Callable 10/1/01 @ 100, AMBAC

Pottawatomie County, School District                        700,000                    682,500
#322, GO, 4.95%, 10/01/12, Callable
10/1/04 @ 100

Pratt, Electric System Revenue, 6.60%,                      250,000                    272,188
11/1/07, AMBAC

Pratt, Electric System Revenue, 4.95%,                      635,000                    632,619
11/1/10, Callable 11/1/05 @ 101, AMBAC

Pratt, Electric System Revenue, 5.00%,                      415,000                    415,000
11/1/11, Callable 11/1/05 @ 101, AMBAC

Pratt, Electric System Revenue, 6.00%,                      250,000                    250,000
11/1/12, Prerefunded 11/1/00 @ 100,
AMBAC

Reno County, Mortgage, Series B, 8.70%,                      60,000                     62,314
9/1/11, Callable 9/1/01 @ 103

Rice County, Union School District #444,                    755,000                    732,350
5.08%, 9/1/14, Callable 9/1/07 @ 100

Salina Hospital Revenue, 5.30%, 10/1/13,                    750,000                    752,813
Callable 10/1/03 @ 100, AMBAC

Salina, Water & Sewer Revenue, 5.00%,                       330,000                    331,238
9/1/07, Callable 9/1/02 @ 100, MBIA

Saline County, School District #305, GO,                  2,025,000                  1,931,343
4.75%, 9/1/14, Callable 9/1/08 @ 100, FSA

Scott County, School District #466, GO,                     685,000                    687,891
Series 1993, 5.38%, 9/1/06, Callable 9/1/01
@ 100

Sedgwick & Shawnee Counties, Single                         610,000                    606,950
Family Revenue, 4.90%, 6/1/16

Sedgwick & Shawnee Counties, Single                       1,130,000                  1,210,513
Family Revenue, 6.70%, 6/1/29

Sedgwick & Shawnee Counties, Single                         260,000                    289,575
Family Revenue Series B-1, 8.05%,
5/1/14, GNMA

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                                Principal                   Market
                                                                 Amount                     Value
                                                                 ------                     -----
Sedgwick County, Family Mortgage,                              $    650,000                $  684,125
Series A-2, 6.50%, 12/1/16, Callable
12/1/07 @ 105, GNMA

Sedgwick County, Mortgage Loan                                      305,000                   315,721
Revenue Series A, 7.30%, 12/1/12,
Callable 9/1/01 @ 103, GNMA

Sedgwick County, School District #260,                            1,595,000                 1,644,843
5.50%, 10/1/13, Callable 10/1/09 @100,
FGIC

Sedgwick County, School District #260,                            1,675,000                 1,716,874
5.50%, 10/1/14, Callable 10/1/09 @ 100,
FGIC

Sedgwick County, School District #260,                            1,220,000                 1,186,450
GO, 4.65%, 10/1/11, Callable 10/1/08 @
100, AMBAC

Sedgwick County, School District #261,                            1,525,000                 1,393,469
GO, 4.75%, 11/1/17, Callable 11/1/09 @
100, FSA

Sedgwick County, School District #265,                            1,000,000                   968,750
GO, 4.30%, 10/1/07, FSA

Sedgwick County, School District #265,                            1,000,000                   957,500
GO, 4.25%, 10/1/08, FSA

Sedgwick County, School District #265,                            1,000,000                   958,750
GO, 4.35%, 10/1/09, FSA

Sedgwick County, School District #266,                              650,000                   654,063
GO, 5.25%, 9/1/13, Callable 9/1/02 @ 101,
FGIC

Seward County, GO, Series B, 6.00%,                                 250,000                   252,335
8/15/08, Callable 8/15/01 @ 100, AMBAC

Seward County, GO, Series B, 6.00%,                                 250,000                   251,723
8/15/13, Callable 8/15/01 @ 100, AMBAC

Seward County, School District #480, GO,                          1,640,000                 1,619,499
5.00%, 9/1/14, Callable 9/1/06 @ 100, FSA

Seward County, School District #483,                                600,000                   600,750
Kismet-Plains, GO, 5.20%, 10/1/12,
Callable 10/1/06 @ 100

Shawnee County, GO, Series B, 5.50%,                                250,000                   256,250
9/1/09, Prerefunded 9/1/03 @ 100

Shawnee County, GO, Series B, 5.50%,                                250,000                   256,250
9/1/11, Prerefunded 9/1/03 @ 100

Shawnee County, GO, Series C, 5.60%,                                500,000                   509,375
9/1/04, Callable 9/1/02 @ 100

Shawnee County, Health Care Revenue,                                500,000                   501,875
5.15%, 8/15/10, Callable 8/15/05 @ 100,
FSA

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                         Principal    Market
                                                          Amount      Value
                                                          ------      -----

Shawnee County, School District #345,                  $    250,000  $  260,625
GO, 5.75%, 9/1/11, Prerefunded 9/1/04 @
100, MBIA

Shawnee County, School District #345,                     1,590,000   1,560,187
GO, 4.75%, 9/1/11, Callable  9/1/04 @
101.5, MBIA

Shawnee County, School District #437,                       700,000     715,750
Auburn-Washburn, GO, Series 1992,
6.25%, 3/1/03, Callable 3/1/02 @ 100,
FGIC

Shawnee County, School District #501,                     1,515,000   1,492,275
GO, 4.35%, 2/1/06

Shawnee County, School District #501,                     1,675,000   1,643,593
GO, 4.38%, 2/1/07, Callable 2/1/06 @ 100

Shawnee County, School District #501,                     1,130,000   1,070,675
GO, 4.38%, 8/1/11, Callable 8/1/08 @ 100,
FSA

State, Department of Transportation,                      1,000,000   1,051,250
Highway Revenue, 5.50%, 9/1/14

State, Development Finance Authority                        345,000     343,275
Educational, 4.80%, 10/1/08, Callable
10/1/04 @ 100

State, Development Finance Authority                        500,000     499,375
Educational, 5.00%, 10/1/12, Callable
10/1/04 @ 100

State, Development Finance Authority                        250,000     254,063
Revenue, 5.13%, 6/1/06, Callable 6/1/03
@ 102, AMBAC

State, Development Finance Authority                      1,365,000   1,315,519
Revenue, 4.20%, 6/1/07, FSA

State, Development Finance Authority                        500,000     500,000
Revenue, 5.00%, 8/1/11, Callable 8/1/09
@ 100, MBIA

State, Development Finance Authority                      1,000,000   1,018,750
Revenue, 5.50%, 5/1/14, Callable 5/1/07
@ 100

State, Development Finance Authority                      1,500,000   1,524,374
Revenue, 5.50%, 8/1/15, Callable 8/1/11
@ 100, MBIA

State, Development Finance Authority                      1,000,000     922,500
Revenue, 5.00%, 4/1/19, Callable 4/1/09
@ 100, AMBAC

State, Development Finance Authority                        250,000     253,438
Revenue, Department of Corrections, El
Dorado, Project L, 5.63%, 2/1/03,
Callable 2/1/01 @ 102, MBIA

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2000

                                                         Principal    Market
                                                          Amount      Value
                                                          ------      -----

State, Development Finance Authority                   $    500,000  $  507,580
Revenue, Project K-II, 5.50%, 10/1/10,
Callable 10/1/01 @ 101

State, Development Finance Authority                        500,000     507,705
Revenue, Project K-II, 5.60%, 10/1/11,
Callable 10/1/01 @ 101

State, Development Finance Authority                        500,000     509,375
Revenue, Series J, 5.40%, 4/1/10, Callable
4/1/05 @ 100

State, Development Finance Authority,                       500,000     497,500
Health Facilities Revenue, Hays Medical
Center Inc., 5.38%, 11/15/16, Callable
11/15/06 @ 102, MBIA

State, Development Finance Authority,                       500,000     500,000
Health Facilities Revenue, Hays Medical
Center Inc., 5.50%, 11/15/17, Callable
11/15/07 @ 100, MBIA

State, Development Financial Authority,                     500,000     508,750
Health Facilities Revenue, Hays Medical
Center Inc., Series B, 5.38%, 11/15/10,
Callable 11/15/07 @ 100, MBIA

State, Development Finance Authority,                       475,000     488,656
Health Facilities Revenue, Stormont
Health Care, 5.40%, 11/15/05, MBIA

State, Development Finance Authority,                       500,000     516,875
Health Facilities Revenue, Stormont Health
Care, 5.75%, 11/15/10, Callable 11/15/06
@ 100, MBIA

State, Development Finance Authority,                     1,000,000   1,023,750
Health Facilities Revenue, Stormont Health
Care, 5.80%, 11/15/16, Callable 11/15/06
@ 100, MBIA

State, Development Finance Authority,                     1,500,000   1,500,000
Health Facilities Revenue, Stormont Health
Care, 4.65%*, 11/1/00, Callable 11/15/01 @100, MBIA

State, Development Finance Authority,                     1,000,000     976,250
Water Supply, 4.40%, 4/1/06, AMBAC

State, Public Water Supply Revenue,                       1,000,000     962,500
4.15%, 4/1/06

State, Turnpike Authority Revenue,                          260,000     265,200
5.40%, 9/1/09, Callable 9/1/03 @ 102,
AMBAC

State, Turnpike Authority Revenue,                        1,915,000   1,991,599
5.50%, 9/1/06, AMBAC

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2000


                                                         Principal     Market
                                                          Amount       Value
                                                          ------       -----

Sumner County, Bridge Improvement,                     $    435,000  $  442,121
GO, Series 1992, 6.00%, 11/1/04, Callable
11/1/01 @ 100, AMBAC

Sumner County, Bridge Improvement,                          250,000     254,093
GO, Series 1992, 6.00%, 11/1/05, Callable
11/1/01 @ 100, AMBAC

Sumner County, School District #357,                        375,000     379,688
Belle Plaine, GO, 5.55%, 9/1/13, Callable
9/1/03 @ 100

Thomas County, School District #315,                      1,055,000     967,963
GO, Series A, 4.35%, 9/1/13, Callable
9/1/07 @ 100, FSA

Topeka Public Building Commission                         1,100,000   1,027,125
Revenue, 5.00%, 6/1/19, Callable 6/1/09
@ 100, MBIA

Topeka, GO, Series A, 5.50%, 8/15/16,                       500,000     501,875
Callable 8/15/01 @ 101

Topeka, Hospital Revenue, 6.75%,                            500,000     500,395
11/15/00, MBIA

University of Kansas Hospital Authority,                  1,645,000   1,657,337
5.50%, 9/1/15, Callable 9/1/09 @ 100,
AMBAC

Washburn University of Topeka,                              435,000     446,419
Revenue, 5.30%, 7/1/06, AMBAC

Washburn University of Topeka,                              460,000     474,950
Revenue, 5.35%, 7/1/07, AMBAC

Washburn University of Topeka,                              485,000     503,188
Revenue, 5.45%, 7/1/08, AMBAC

Wellington, Water & Sewer Revenue,                        1,000,000     961,250
5.15%, 5/1/18, Callable 5/1/08 @ 100,
AMBAC

Wichita, GO, 4.70%, 9/1/12, Callable                        565,000     546,638
9/1/04 @ 101

Wichita, GO, Series 746, 5.30%, 9/1/12,                     750,000     760,313
Callable 9/1/04 @ 100

Wichita, Hospital Improvements Series                     1,215,000   1,211,963
XI, Revenue, 5.00%, 11/15/04

Wichita, Hospital Improvements Series                     2,085,000   2,084,999
XI, Revenue, 5.40%, 11/15/08

Wichita, Hospital Improvements Series                     2,000,000   2,104,999
XI, Revenue, 6.75%, 11/15/19, Callable
11/15/09 @ 101

Wichita, Hospital Revenue, 6.00%, 7/1/04,                   567,000     581,884
Callable 7/31/00 @ 100

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2000


                                                     Principal         Market
                                                   Amount/Shares       Value
                                                   -------------       -----

Wichita, Multifamily Housing Revenue,              $    660,000    $    677,325
5.90%, 12/1/16, Callable 12/1/05 @ 102

Wichita, Water & Sewer Revenue,                         405,000         401,456
4.75%, 10/1/08, Callable 10/1/04 @ 101, FGIC

Wichita, Water & Sewer Revenue,                         900,000         893,250
4.88%, 10/1/09, Callable 10/1/04 @ 101, FGIC

Wichita, Water & Sewer Revenue,                       2,000,000       1,944,999
4.70%, 10/1/12, Callable 10/1/05 @ 101, FGIC

Wyandotte County, Government Utility                    950,000         966,625
System Revenue, 5.00%, 9/1/05,
AMBAC

Wyandotte County, Government Utility                  2,000,000       1,814,999
System Revenue, 4.75%, 9/1/18,
Callable 3/1/09 @ 101, MBIA

Wyandotte County, School District #203,                 295,000         297,531
Piper, GO, Series 1992, 5.90%, 9/1/04,
Callable 9/1/01 @ 100

Wyandotte County, School District #203,                 500,000         506,365
Piper, GO, Series 1992, 6.60%, 9/1/13,
Callable 9/1/01 @ 100

Wyandotte County/Kansas City,                         1,500,000       1,475,625
                                                                   ------------
University, GO, 4.30%, 9/1/05, AMBAC
                                                                    136,772,919
                                                                   ------------
Total Municipal Bonds (Cost $138,072,158)                           137,024,234
                                                                   ------------
Investment Companies  (1.7%)
Federated Tax-Exempt Money Market Fund                2,330,558       2,330,558
                                                                   ------------
Total Investment Companies (Cost $2,330,558)                          2,330,558
                                                                   ------------

Total Investments (Cost $140,402,716) (a) - 99.1%                   139,354,792
Other assets in excess of liabilities -  0.9%                         1,278,053
                                                                   ------------
NET ASSETS -  100.0%                                               $140,632,845
                                                                   ============
------------

* Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2000. Maturity date reflects next rate change date.

(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:

Unrealized appreciation            $ 1,412,450
Unrealized depreciation             (2,460,374)
                                     ---------
Net unrealized depreciation        $(1,047,924)
                                     =========

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2000


AMBAC - Insured by AMBAC Indemnity Corp.
COP - Certificate of Participation
FGIC - Insured by Financial Guaranty Insurance Corp.
FNMA - Federal National Mortgage Association
FSA - Insured by Financial Security Assurance Inc.
GNMA - Government National Mortgage Assoc.
GO - General Obligation
MBIA - Insured by Municipal Bond Insurance Assoc.

See notes to financial statements.

American Independence Funds Trust
Notes to Financial Statements
October 31, 2000

--------------------------------------------------------------------------------

1. Organization:

Effective March 1, 2000, the INTRUST Funds Trust changed its name to the American Independence Funds Trust (the "Trust"). The Trust was established as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The Trust currently offers eleven series, including the NestEgg Funds. The accompanying financial statements and financial highlights are those of the Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund, and Kansas Tax-Exempt Bond Fund (individually a "Fund", collectively the "Funds"). The Trust is authorized to offer two classes of shares: Service and Premium. The Premium shares, which have not yet been offered for sale, may be subject to higher 12b-1 distribution fees. Each Fund is currently offered in the Service Class only.

The Funds' investment objectives are as follows:

    Fund                              Objective
    ----                              ---------
Money Market Fund              Seeks to provide investors with current income,
                               liquidity and the maintenance of a stable net asset value of $1.00 per share.

Short-Term Bond Fund           Seeks to provide investors with as high a level
                               of current income as is consistent with liquidity and safety of principal.

Intermediate Bond Fund         Seeks to provide investors with a competitive
                               total return.

Stock Fund                     Seeks to provide investors with long-term capital
                               appreciation.

International Multi-Manager
Stock Fund                     Seeks to provide investors with long-term capital
                               appreciation by investing in equity securities of issuers based outside the United States.

Kansas Tax-Exempt Bond Fund    Seeks to preserve capital while producing current
                               income for the investor that is exempt from both federal and Kansas state income taxes.

The International Multi-Manager Stock Fund seeks to achieve its objective by investing all of its investable assets in the International Equity Portfolio, a series of the AMR Investment Services Trust (the "Portfolio"). The percentage of the Portfolio owned by the Fund as of October 31, 2000 was approximately 4.87%. The financial statements of the Portfolio, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the International Multi-Manager Stock Fund's financial statements.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

Securities of the Money Market Fund are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on mean prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which

Continued

American Independence Funds Trust
Notes to Financial Statements
October 31, 2000

--------------------------------------------------------------------------------

approximates market value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation. Securities for which market quotations are not readily available are valued at fair market value by the investment adviser (or the sub-adviser) in accordance with guidelines approved by the Trust's Board of Trustees. Securities may be valued by independent pricing services, approved by the Trust's Board of Trustees, which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Valuation of securities held by the Portfolio is discussed in the accompanying notes to the financial statements for the Portfolio included elsewhere in this report.

Securities Purchased on a When-issued Basis:

Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. The Funds held no such securities as of October 31, 2000.

Repurchase Agreements:

The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Board of Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the values of the collateral, including accrued interest, marked-to-market daily. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities.

Security Transactions and Related Income:

The Funds, other than the International Multi-Manager Stock Fund, record security transactions on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date.

The International Multi-Manager Stock Fund records its share of the investment income, expenses, and unrealized and realized gains and losses of the Portfolio on a daily basis. The income, expenses, and gains and losses are allocated daily to investors in the Portfolio based upon their investments in the Portfolio. Such investments are adjusted based on daily market values.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative net assets or another appropriate basis. In addition to accruing its own expenses, the International Multi-Manager Stock Fund records its proportionate share of the expenses of the Portfolio on a daily basis.

Continued

American Independence Funds Trust
Notes to Financial Statements
October 31, 2000

--------------------------------------------------------------------------------

Organizational Costs:

Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related Fund will be reimbursed by such holder for any unamortized organizational costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Distributions to Shareholders:

Distributions from net investment income for the Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund are declared daily and paid monthly. Distributions from net investment income for the Stock Fund and the International Multi-Manager Stock Fund are declared and
paid annually.   Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses.

These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

As of October 31, 2000, the following reclassifications have been made to increase (decrease) such accounts with any offsetting adjustments made to capital:

                                                                                                Accumulated Net
                                                                       Undistributed Net     Realized Gains (Losses)
                                                                       Investment Income         on Investments
                                                                       -----------------         --------------
Money Market Fund                                                          $   1,524               $  (1,524)
Short-Term Bond Fund                                                            (175)                    175
Intermediate Bond Fund                                                          (371)                    371
Stock Fund                                                                         5                      (5)
International Multi-Manager Stock Fund                                      (565,177)               (270,853)

Federal Income Taxes:

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. Related Party Transactions:

The Trust and INTRUST Financial Services, Inc. (the "Adviser") are parties to an investment advisory agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average daily net assets: 0.25% of the Money Market Fund; 0.40% of the Short-Term Bond Fund and the Intermediate Bond Fund; 1.00% of the Stock Fund; 0.40% of the International Multi-Manager Stock Fund; and 0.30% of the Kansas Tax-Exempt Bond Fund. The investment advisory agreement for the International Multi-Manager Stock Fund also provides for an investment advisory fee of 1.25% of the average daily net assets of the Fund if the Fund does not invest all of

Continued

American Independence Funds Trust
Notes to Financial Statements
October 31, 2000

--------------------------------------------------------------------------------

its assets in the Portfolio or another investment company. The Adviser assumed responsibility as investment adviser from INTRUST Bank, N.A. on March 1, 2000.

The Adviser is party to a sub-investment advisory agreement under which the subadvisers are entitled to receive a fee from the Adviser, computed daily and paid monthly, equal to the following percentages of the Funds' average daily net assets: 0.20% of the Money Market Fund; 0.125% of the Short-Term Bond Fund and the Intermediate Bond Fund; and 0.45% of the Stock Fund. The individual subadvisers are listed as follows:

    AMR Investment Services, Inc. - The Money Market Fund, the Stock Fund (previously managed by Ark Asset Management Co., Inc. until December 31,
    1999) and the International Multi-Manager Stock Fund.

    Galliard Capital Management, Inc. - The Short-Term Bond Fund and Intermediate Bond Fund.

    Barrow, Hanley, Mewhinney & Strauss, Inc. - Retained by AMR to provide portfolio investment management services for the Stock Fund.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services, Inc. ("BISYS Inc.") are subsidiaries of The BISYS Group, Inc. Certain officers of the Fund are associated with BISYS, which is an Ohio Limited Partnership. Such officers are paid no fees directly by the Funds for serving as officers of the Fund.

The Trust and BISYS (the "Administrator") are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% of each Fund's average daily net assets, except for the International Multi-Manager Stock Fund which pays at an annual rate of 0.15%.

The Trust and BISYS (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Each class is subject to a distribution plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided under the Plans, the Trust will pay the Distributor up to an annual rate of 0.25% of the average daily net assets of the Service Shares of each Fund and 0.75% of the average daily net assets of the Premium Shares of each Fund.

BISYS Inc. serves the Funds as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agent and Fund Accounting agreements, BISYS Inc., receives from each fund a minimum annual fee, plus out of pocket charges.

Other financial organizations ("Service Organizations"), including affiliates of the Adviser, also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the average daily net assets of the Funds' shares owned by shareholders with whom the Service Organizations have a servicing relationship.

Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. For the Kansas Tax-Exempt Bond Fund, fees are waived to maintain total annual operating expenses at an annual rate of no more than 0.60% of average daily net assets for both Service Shares and Premium Shares.

Continued

American Independence Funds Trust
Notes to Financial Statements
October 31, 2000

--------------------------------------------------------------------------------

Additional information regarding related party transactions is as follows for the year ended October 31, 2000:

                                                                                    Service
                                                               Investment        organization                           Transfer
                                                             advisory fees           fees            12b-1 fees        agent fees
                                                                 waived             waived             waived            waived
                                                                 ------             ------             ------            ------
Money Market Fund                                               $ 76,846           $130,636           $192,115           $11,943
Short-Term Bond Fund                                             116,726             94,491            138,959             9,970
Intermediate Bond Fund                                            54,239             83,822            123,268            10,004
Stock Fund                                                       105,554            138,032            202,989            10,965
International Multi-Manager Stock Fund                            31,705            107,799            158,528             8,693
Kansas Tax-Exempt Bond Fund                                      135,564            237,128            348,718             7,735

4. Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Currently, shares of the Trust are authorized to be offered through eleven series and two classes: Service and Premium. As of and for the year ended October 31, 2000, no shareholders were in the Premium class. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

5. Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the year ended October 31, 2000 were as follows:

                                                                     Purchases                 Sales
                                                                     ---------                 -----
Short-Term Bond Fund                                                $31,417,601             $40,326,049
Intermediate Bond Fund                                               18,322,069              28,089,997
Stock Fund                                                           68,485,357              94,575,944
Kansas Tax-Exempt Bond Fund                                           8,067,022              25,122,620

Continued

American Independence Funds Trust
Notes to Financial Statements
October 31, 2000

--------------------------------------------------------------------------------

6. Concentration of Credit Risk:

The Money Market Fund's policy of concentrating in the banking industry (more than 25% of its total assets) could increase the Fund's exposure to economic or regulatory developments relating to or affecting banks. Banks are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.

The Kansas Tax-Exempt Bond Fund invests in debt instruments of municipal issuers, primarily Kansas. The issuers' abilities to meet their obligations may be affected by economic developments in Kansas or a region of the state. The Fund invests in securities, which include revenue bonds, tax-exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At October 31, 2000, the Fund had the following concentrations by industry sector (as a percentage of total investments):

Development                                  5.60%
Education                                    0.22%
Facilities                                   0.78%
General                                      2.39%
General Obligation                          15.66%
Higher Education                             2.01%
Medical                                      4.88%
Multi-family Housing                         0.73%
Nursing Home                                 0.73%
Pollution                                    1.09%
Power                                        5.17%
School District                             34.89%
Single-family Housing                        2.33%
Transportation                               3.25%
Utilities                                    9.13%
Water                                       11.14%
                                           ------
                                           100.00%
                                           ======

Continued

American Independence Funds Trust
Notes to Financial Statements
October 31, 2000

--------------------------------------------------------------------------------

7. Federal Income Tax Information:

At October 31, 2000, the following Funds had a capital loss carryforward which is available to offset future capital gains, if any:

                                                                                   Amount           Expires
                                                                                   ------           -------
Short Term Bond Fund                                                             $  457,596           2008
Intermediate Bond Fund                                                               48,125           2007
Intermediate Bond Fund                                                            1,088,303           2008
Stock Fund                                                                        8,251,884           2008
Kansas Tax-Exempt Bond Fund (As of August 31, 2000)                                 657,785           2008

It is the intent of the Funds to use these carryforwards to offset future capital gains.

Capital losses incurred after October 31, 1999, within the Kansas Tax-Exempt Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Kansas Tax-Exempt Bond Fund has incurred and will elect to defer such capital losses of $ 1,376,837.

8. Other Federal Income Tax Information (unaudited):

For the taxable year ended October 31, 2000, 50.53% of the income dividends paid by the Stock Fund qualify for the dividends received deduction available to corporations.

During the taxable year ended August 31, 2000, the Kansas Tax-Exempt Bond Fund declared tax-exempt income distributions in the amount of $ 6,523,634.

During the year ended October 31, 2000, the following Funds declared long-term capital gain distributions in the following amounts:

                                                                                       Amount
                                                                                       ------
Short-Term Bond Fund                                                                 $   17,088
International Multi-Manager Stock Fund                                                2,856,567

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund

Financial Highlights, Service Shares

                                                                                                                  January 23,
                                                          For the             For the            For the            1997 to
                                                         Year ended         Year ended         Year ended         October 31,
                                                      October 31, 2000   October 31, 1999   October 31, 1998       1997 (a)
                                                     ------------------ ------------------ ------------------ ------------------
Net Asset Value, Beginning of Period                  $          1.000   $          1.000   $          1.000   $          1.000
                                                     ------------------ ------------------ ------------------ ------------------
Investment Activities

   Net investment income                                         0.058              0.046              0.050              0.038
                                                     ------------------ ------------------ ------------------ ------------------
   Total from Investment Activities                              0.058              0.046              0.050              0.038
                                                     ------------------ ------------------ ------------------ ------------------
Distributions
   Net investment income                                        (0.058)            (0.046)            (0.050)            (0.038)
                                                     ------------------ ------------------ ------------------ ------------------
   Total Distributions                                          (0.058)            (0.046)            (0.050)            (0.038)
                                                     ------------------ ------------------ ------------------ ------------------
   Net change in net asset value                                     -                  -                  -                  -
                                                     ------------------ ------------------ ------------------ ------------------
Net Asset Value, End of Period                        $          1.000              1.000   $          1.000   $          1.000
                                                     ================== ================== ================== ==================
Total Return                                                      5.95%              4.70%              5.13%              3.86% (b)
Ratios/Supplemental Data:
Net assets at end of year (000)                       $         73,727   $         97,364   $         50,746   $         55,566
Ratio of expenses to average net assets                           0.60%              0.59%              0.67%              0.71% (c)
Ratio of net investment income to average net assets              5.76%              4.61%              5.04%              4.92% (c)
Ratio of expenses to average net assets*                          1.13%              1.13%              1.03%              1.11% (c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund

Financial Highlights, Service Shares

                                                                                                                  January 21,
                                                       For the                For the            For the            1997 to
                                                      Year ended            Year ended         Year ended         October 31,
                                                   October 31, 2000      October 31, 1999   October 31, 1998       1997 (a)
                                                  ------------------    ------------------ ------------------ ------------------
Net Asset Value, Beginning of Period               $           9.90      $          10.20   $          10.08   $          10.00
                                                  ------------------    ------------------ ------------------ ------------------
Investment Activities
   Net investment income                                       0.56                  0.53               0.57               0.42
   Net realized and unrealized gains/(losses)
     on investments                                            0.06                 (0.30)              0.12               0.08
                                                  ------------------    ------------------ ------------------ ------------------
   Total from Investment Activities                            0.62                  0.23               0.69               0.50
                                                  ------------------    ------------------ ------------------ ------------------
Distributions
   Net investment income                                      (0.56)                (0.53)             (0.57)             (0.42)
   Net realized gains on investments                              - (d)                 -                  -                  -
   In excess of net realized gains                                - (d)                 -                  -                  -
                                                  ------------------    ------------------ ------------------ ------------------
   Total Distributions                                        (0.56)                (0.53)             (0.57)             (0.42)
                                                  ------------------    ------------------ ------------------ ------------------
   Net change in net asset value                               0.06                 (0.30)              0.12               0.08
                                                  ------------------    ------------------ ------------------ ------------------
Net Asset Value, End of Period                     $           9.96      $           9.90   $          10.20   $          10.08
                                                  ==================    ================== ================== ==================
Total Return (excludes sales charge)                           6.47%                 2.35%              6.96%              5.13% (b)
Ratios/Supplemental Data:
Net assets at end of year (000)                    $         51,984      $         61,302   $         61,371   $         52,682
Ratio of expenses to average net assets                        0.64%                 0.65%              0.67%              0.78% (c)
Ratio of net investment income to average net
  assets                                                       5.64%                 5.31%              5.59%              5.48% (c)
Ratio of expenses to average net assets*                       1.29%                 1.30%              1.13%              1.25% (c)
Portfolio turnover rate                                       57.96%                58.94%             55.75%             84.41% (b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Distribution per share was less than $0.005.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

Financial Highlights, Service Shares

                                                                                                                  January 23,
                                                          For the             For the            For the            1997 to
                                                         Year ended         Year ended         Year ended         October 31,
                                                      October 31, 2000   October 31, 1999   October 31, 1998       1997 (a)
                                                     ------------------ ------------------ ------------------ ------------------
Net Asset Value, Beginning of Period                  $           9.86   $          10.43   $          10.21   $          10.00
                                                     ------------------ ------------------ ------------------ ------------------
Investment Activities
   Net investment income                                          0.58               0.57               0.59               0.45
   Net realized and unrealized gains/(losses) on
     investments                                                 (0.04)             (0.56)              0.22               0.21
                                                     ------------------ ------------------ ------------------ ------------------
   Total from Investment Activities                               0.54               0.01               0.81               0.66
                                                     ------------------ ------------------ ------------------ ------------------
Distributions

   Net investment income                                         (0.58)             (0.57)             (0.59)             (0.45)
   In excess of net realized gains                                   -              (0.01)                 -                  -
                                                     ------------------ ------------------ ------------------ ------------------
   Total Distributions                                           (0.58)             (0.58)             (0.59)             (0.45)
                                                     ------------------ ------------------ ------------------ ------------------
   Net change in net asset value                                 (0.04)             (0.57)              0.22               0.21
                                                     ------------------ ------------------ ------------------ ------------------
Net Asset Value, End of Period                        $           9.82   $           9.86   $          10.43   $          10.21
                                                     ================== ================== ================== ==================
Total Return (excludes sales charge)                              5.75%              0.11%              8.16%              6.77% (b)
Ratios/Supplemental Data:
Net assets at end of year (000)                       $         46,092   $         56,091   $         52,993   $         46,492
Ratio of expenses to average net assets                           0.76%              0.76%              0.78%              0.90% (c)
Ratio of net investment income to average net assets              6.01%              5.69%              5.74%              5.83% (c)
Ratio of expenses to average net assets*                          1.31%              1.31%              1.14%              1.27% (c)
Portfolio turnover rate                                          37.86%             46.98%             39.07%            108.73% (b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund

Financial Highlights, Service Shares

                                                                                                                January 21,
                                                  For the               For the              For the              1997 to
                                                 Year ended            Year ended           Year ended          October 31,
                                               October 31, 2000      October 31, 1999     October 31, 1998        1997 (a)
                                            --------------------   -------------------   ------------------  ----------------
Net Asset Value, Beginning of Period        $              10.33   $             12.07   $            11.31  $          10.00
                                            --------------------   -------------------   ------------------  ----------------
Investment Activities

   Net investment income                                    0.18                  0.11                 0.07              0.04
   Net realized and unrealized gains/
   (losses) on investments                                  1.09                 (0.03)                1.28              1.27
                                            --------------------   -------------------   ------------------  ----------------
   Total from Investment Activities                         1.27                  0.08                 1.35              1.31
                                            --------------------   -------------------   ------------------  ----------------
Distributions
   Net investment income                                   (0.11)                (0.09)               (0.05)                -
   Net realized gains on investments                       (0.21)                (1.73)               (0.54)                -
   In excess of net realized gains                         (0.19)                    -                    -                 -
                                            --------------------   -------------------   ------------------  ----------------
   Total Distributions                                     (0.51)                (1.82)               (0.59)                -
                                            --------------------   -------------------   ------------------  ----------------
   Net change in net asset value                            0.76                 (1.74)                0.76              1.31
                                            --------------------   -------------------   ------------------  ----------------
Net Asset Value, End of Period              $              11.09   $             10.33   $            12.07  $          11.31
                                            =====================  ===================   ==================  ================
Total Return (excludes sales charge)                       13.39%                 0.56%               12.49%            13.10% (b)
Ratios/Supplemental Data:
Net assets at end of year (000)             $             83,791   $           103,380   $          100,524  $         79,834
Ratio of expenses to average net assets                     1.26%                 1.29%                1.32%             1.41% (c)
Ratio of net investment income to average                   1.76%                 0.89%                0.66%             0.63% (c)
net assets
Ratio of expenses to average net assets*                    1.83%                 1.84%                1.70%             1.80% (c)
Portfolio turnover rate                                    87.85%               112.35%              102.36%            71.76% (b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund

Financial Highlights, Service Shares

                                                                                                                   January 20,
                                                For the                For the               For the                 1997 to
                                               Year ended             Year ended            Year ended             October 31,
                                             October 31, 2000      October 31, 1999       October 31, 1998           1997 (a)
                                          --------------------   --------------------   -------------------   --------------------
Net Asset Value, Beginning of Period      $              13.15   $              11.14   $             10.97   $              10.00
                                          --------------------   --------------------   -------------------   --------------------
Investment Activities

   Net investment income                                  0.16                   0.21                  0.18                   0.11
   Net realized and unrealized gains
   /(losses) on investments                               0.17                   1.95                  0.21                   0.86
                                          --------------------   --------------------   -------------------   --------------------
   Total from Investment Activities                       0.33                   2.16                  0.39                   0.97
                                          --------------------   --------------------   -------------------   --------------------
Distributions

   Net investment income                                 (0.18)                 (0.15)                (0.13)                     -
   Net realized gains on investments                     (0.60)                     -                 (0.09)                     -
                                          --------------------   --------------------   -------------------   --------------------
   Total Distributions                                   (0.78)                 (0.15)                (0.22)                     -
                                          --------------------   --------------------   -------------------   --------------------
   Net change in net asset value                         (0.45)                  2.01                  0.17                   0.97
                                          --------------------   --------------------   -------------------   --------------------
Net Asset Value, End of Period            $              12.70   $              13.15   $             11.14   $              10.97
                                          ====================   ====================   ===================   ====================
Total Return (excludes sales charge)                      2.16%                 19.61%                 3.61%                  9.70%
Ratios/Supplemental Data:
Net assets at end of year (000)           $             60,169   $             63,441   $            55,505   $             41,135
Ratio of expenses to average net assets                   1.15%                  1.09%                 1.29%                  1.42%
Ratio of net investment income to average
net assets                                                1.17%                  1.57%                 1.55%                  1.91%
Ratio of expenses to average net assets*                  1.63%                  1.57%                 1.59%                  1.75%
Portfolio Turnover Rate                                  45.05%                 62.67%                23.54%                 15.00%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover rate represents that of the International Equity
    Portfolio.


                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund

Financial Highlights, Service Shares

                                                                                                                  September 1,
                                                                 For the           For the           For the         1997 to
                                                                Year ended        Year ended        Year ended     October 31,
                                                             October 31, 2000  October 31, 1999  October 31, 1998   1997 (b)
                                                             ----------------- ----------------  ---------------- --------------
Net Asset Value, Beginning of Period                                $   10.12        $   10.90         $   10.73       $   10.66
                                                             ----------------- ----------------  ---------------- --------------
Investment Activities

   Net investment income                                                 0.47             0.47              0.53            0.09
   Net realized and unrealized gains/(losses) on investments             0.23            (0.73)             0.20            0.07
                                                             ----------------- ----------------  ---------------- --------------
   Total from Investment Activities                                      0.70            (0.26)             0.73            0.16
                                                             ----------------- ----------------  ---------------- --------------
Distributions

   Net investment income                                                (0.47)           (0.47)            (0.53)          (0.09)
   Net realized gains on investments                                        -                -             (0.03)              -
   In excess of net realized gains                                          -            (0.05)                -               -
                                                             ----------------- ----------------  ---------------- --------------
   Total Distributions                                                  (0.47)           (0.52)            (0.56)          (0.09)
                                                             ----------------- ----------------  ---------------- --------------
   Net change in net asset value                                         0.23            (0.78)             0.17            0.07
                                                             ----------------- ----------------  ---------------- --------------
Net Asset Value, End of Period                                      $   10.35        $   10.12         $   10.90       $   10.73
                                                             ================= ================  ================ ==============
Total Return (excludes sales charge)                                     7.10%           (2.51%)            7.01%           1.51%(c)
Ratios/Supplemental Data:
Net assets at end of year (000)                                     $ 140,633        $ 145,607         $ 132,917       $ 103,616
Ratio of expenses to average net assets                                  0.60%            0.54%             0.21%           0.21%(d)
Ratio of net investment income to average net assets                     4.62%            4.44%             4.90%           5.10%(d)
Ratio of expenses to average net assets*                                 1.12%            1.14%             1.00%           0.82%(d)
Portfolio Turnover Rate                                                  5.88%           21.26%            13.51%           5.87%(e)

                                                           Years ended August 31, (a)
                                                               1997         1996
                                                            ---------    ---------
Net Asset Value, Beginning of Period                        $   10.51    $   10.63
                                                            ---------    ---------
Investment Activities

   Net investment income                                         0.55         0.56
   Net realized and unrealized gains/(losses) on investment      0.19        (0.12)
                                                            ---------    ---------
   Total from Investment Activities                              0.74         0.44
                                                            ---------    ---------
Distributions

   Net investment income                                        (0.59)       (0.56)
   Net realized gains on investments                                -            -
   In excess of net realized gains                                  -            -
                                                            ---------    ---------
   Total Distributions                                          (0.59)       (0.56)
                                                            ---------    ---------
   Net change in net asset value                                 0.15        (0.12)
                                                            ---------    ---------
Net Asset Value, End of Period                              $   10.66    $   10.51
                                                            =========    =========
Total Return (excludes sales charge)                             7.27%        4.23%
Ratios/Supplemental Data:
Net assets at end of year (000)                             $  96,780    $  72,065
Ratio of expenses to average net assets                          0.21%        0.21%
Ratio of net investment income to average net assets             5.20%        5.31%
Ratio of expenses to average net assets*                         0.62%        0.51%
Portfolio Turnover Rate                                          8.78%       12.71%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Formerly the Kansas Tax-Free Income Portfolio of the SEI Tax-Exempt Trust.
(b) For the period from September 1, 1997, through October 31, 1997. The Kansas Tax-Exempt Bond Fund changed its fiscal year end from August 31 to October 31.
(c) Not annualized.
(d) Annualized.

                       See Notes to Financial Statements

American Independence Funds Trust
Shareholder Vote
October 31, 2000
(Unaudited)
--------------------------------------------------------------------------------

A special shareholder meeting was held on December 28, 1999. At the meeting, Shareholders of the Stock Fund voted on the approval of a new investment sub-advisory agreement between INTRUST Financial Services, Inc. and AMR Investment Services, Inc. ("AMR") and an investment sub-advisory agreement between AMR and Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow, Hanley") with respect to the Fund, pursuant to which AMR and Barrow, Hanley would serve as the new sub-advisers of the Fund.

Shares Voted For:                                                  9,650,120.735
Shares Against:                                                            0.000
Shares Abstained:                                                        225.769

A special shareholder meeting was held on October 27, 2000. At the meeting, Shareholders of the Kansas Tax-Exempt Bond Fund voted on the approval of a new investment sub-advisory agreement between INTRUST Financial Services, Inc. and Galliard Capital Management Inc. ("Galliard") with respect to the Fund, pursuant to which Galliard would serve as the new sub-adviser of the Fund.

Shares Voted For:                                                 13,403,849.678
Shares Against:                                                            0.000
Shares Abstained:                                                     13,458.245

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
AMR Investment Services International Equity Portfolio

We have audited the accompanying statement of assets and liabilities of the AMR Investment Services International Equity Portfolio, including the schedule of investments, as of October 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with accounting standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AMR Investment Services International Equity Portfolio October 31, 2000, the results of its operations, the changes in net assets, and financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP



Dallas, TX
December 15, 2000

International Equity Market Overview

   The events of the past twelve months have been volatile. Although the cans of Spam and powdered milk remain, Y2K uncertainty is but a distant memory. Most major markets set highs early in the fiscal year, only to grind lower and achieve 12- month lows in October. Investors began to focus on a host of negative issues: the uncertainty regarding a soft landing in the U.S., higher inflation and oil prices, a weaker Euro, and profit warnings at many technology and telecommunication companies.

   Sentiment quickly shifted to value stocks from growth stocks. Technology and telecommunication stocks went from being "the stocks you couldn't do without" to the stocks you would later ask, "how could I have paid so much for stocks that didn't have any earnings?"

   The Bank of Japan hiked rates for the first time in 10 years, ending 18 months of 0% interest rates, while the European Central Bank raised rates seven times. Most governments in Europe must feel like they won the lottery, as auctions for third generation licenses raised much more than expected with the final tally nearing 100 billion Euros. Although Greece will become the twelfth member of the European Monetary Union ("EMU") on January 1, 2001, a government - supported referendum in Denmark to join EMU was defeated, further delaying government-supported referendums in Sweden and the UK.

   Despite the many changes, a few constants remain. The U.S. continues to be the growth engine for the world. The much-anticipated U.S. slowdown and more balanced growth worldwide are now forecast for 2001, having failed to materialize during 1999 or 2000. Also, the Euro continued to grind lower as sustained strong growth in the U.S. and credibility issues with the European Central Bank undermined interest rate hikes.

   Given the number of significant economic events that occurred over the past twelve months, the volatility in the markets should have come as no surprise to investors. The EAFE Index posted negative returns for the fiscal year, falling 2.9% in U.S. dollar terms. At March-end, the Index was up almost 13% after five months of the fiscal year. All of the return occurred in November and December of 1999, as the Index was flat for the first quarter of 2000. From April through October 2000, five of the seven months were negative, wiping out all the gains previously achieved and pushing the Index into negative territory for the fiscal year.

   The prevalent theme during the 12-month period was not country selection, but rather sector selection. Technology was the top-performing sector for the fiscal year, up over 13%, and one of only two sectors (healthcare was up almost 3%) that had positive performance for the fiscal year. Given the returns of the technology sector, the shift away from this area discussed for the U.S. equity market is not readily apparent because of strong returns late in 1999 and early in 2000. The change in sentiment is more apparent in the telecommunications sector, as it was the worst performing sector for the year, off over 9%; it was down almost 40% over the second and third quarters of 2000.

   On a country basis, many of the smaller European markets were the top performers. Denmark, Finland, Italy, Norway and Sweden each returned over 10% for the fiscal year. Of the major markets, France was the top performer, up almost 8%, Germany was up 3%. While the UK was down over 6%. Japan followed up a 60% return last fiscal year with a -12% return for the latest fiscal year.

   The change in sentiment early in 2000 was swift and conclusive, but similar to the 1998 Asian crisis, many good technology and telecommunication stocks were
unjustifiably decimated.   Thus, the fiscal year ended with many opportunities
for value investors.


Top 10 Holdings as of October 31, 2000

Aventis SA                                   2.3%
Ing Groep NV                                 2.1%
Total Fina                                   1.8%
Akzo Nobel NV                                1.8%
Telefonica de Espana                         1.7%
E. On Ag                                     1.7%
BAE Systems                                  1.7%
Philips Electronics NV                       1.6%
United OverSeas Bank                         1.6%
Zurich Financial Services Group              1.5%

Country Allocation as of October 31, 2000

                                                                     MSCI
                                                     Fund         EAFE Index
                                                ------------------------------
                                  France                 9.0%             11.2%
                                  Germany                6.9%              8.6%
                                  Netherlands            6.3%              5.5%
                                  Spain                  3.7%              2.9%
                                  Italy                  2.9%              4.5%
                                  Ireland                2.3%              0.4%
                                  Finland                2.0%              2.6%
                                  Portugal               1.0%              0.5%
                                  Austria                0.8%              0.2%
                                  Belgium                0.0%              0.8%
                                                ------------------------------
Euro                                                    34.9%             37.2%

UK                                                      23.0%             21.4%

                                  Switzerland            6.0%              6.1%
                                  Sweden                 3.8%              2.9%
                                  Norway                 0.9%              0.4%
                                  Denmark                0.2%              0.9%
                                                ------------------------------
Other Non -Euro                                         10.9%             10.3%

Japan                                                   15.2%             25.4%

                                  Hong Kong              3.3%              2.0%
                                  Singapore              3.6%              1.0%
                                  Australia              3.6%              2.6%
                                  New Zealand            1.0%              0.1%
                                  South Korea            0.8%              0.0%
                                  Malaysia               0.2%              0.0%
                                                ------------------------------
Other Asia                                              12.5%              5.7%

                                  Mexico                 0.5%              0.0%
                                  Canada                 3.0%              0.0%
                                                ------------------------------
Other                                                    3.5%              0.0%

Total                                                  100.0%            100.0%
                                                ==============================

 AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
 Statement of Assets and Liabilities
 October 31, 2000
================================================================================

 ASSETS:
       Investments in securities at value (cost - $1,198,645,000)...........           $ 1,252,833,000
       Cash, including foreign currency.....................................                 4,020,000
       Dividends and interest receivable....................................                 1,908,000
       Reclaims receivable..................................................                   205,000
       Receivable for investments sold......................................                 8,173,000
       Receivable for variation margin on open futures contracts............                   166,000
                                                                                -----------------------
              Total assets..................................................             1,267,305,000
                                                                                -----------------------
 LIABILITIES:
       Payable for investments purchased....................................                 1,204,000
       Payable upon return of securities loaned.............................                94,293,000
       Management and investment advisory fees payable......................                 1,259,000
       Unrealized depreciation on foreign currency contracts................                 1,444,000
       Other liabilities....................................................                   384,000
                                                                                -----------------------
              Total liabilities.............................................                98,584,000
                                                                                -----------------------
 Net assets applicable to investors'   beneficial interests.................           $ 1,168,721,000
                                                                                =======================

 AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIOS
 Statement of Operations
 Year Ended October 31, 2000
================================================================================

 INVESTMENT INCOME:
         Interest income........................................................           $ 6,410,000
         Dividend income (net of foreign taxes of $5,122,000)...................            26,758,000
         Income derived from commission recapture...............................               299,000
         Income derived from securities lending, net............................               969,000
                                                                                   --------------------
              Total investment income...........................................            34,436,000
                                                                                   --------------------
 EXPENSES:

         Management and investment advisory fees................................             5,029,000
         Custodian fees.........................................................             1,349,000
         Professional fees......................................................                38,000
         Other expenses.........................................................                 7,000
                                                                                   --------------------
              Total expenses....................................................             6,423,000
                                                                                   --------------------
 Net investment income..........................................................            28,013,000
                                                                                   --------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized gain (loss) on:
         Investments............................................................           202,261,000
         Foreign currency transactions..........................................           (57,517,000)
         Futures contracts......................................................            (1,440,000)
         Change in net unrealized appreciation or (depreciation) of:
         Investments............................................................            (8,783,000)
         Futures contracts......................................................                97,000
         Foreign currency contracts and translations............................          (109,311,000)
                                                                                   --------------------
              Net gain (loss) on investments....................................            25,307,000
                                                                                   --------------------
 Net increase (decrease) in net assets resulting from
    operations..................................................................           $53,320,000
                                                                                   ====================

 AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
 Statements of Changes in Net Assets
================================================================================

                                                                                       Year Ended                Year Ended
                                                                                       October 31,               October 31,
                                                                                          2000                      1999
                                                                                   -----------------         -----------------
 INCREASE IN NET ASSETS:
 OPERATIONS:
      Net investment income.....................................................       $ 28,013,000              $ 27,114,000
      Net realized gain (loss) on investments, futures contracts
         and foreign currency transactions......................................        143,304,000               111,938,000
      Change in net unrealized appreciation
         or depreciation of investments, futures contracts and
         foreign currency translations..........................................       (117,997,000)               79,728,000
                                                                                   ----------------          ----------------
               Net increase in net assets
                  resulting from operations.....................................         53,320,000               218,780,000
                                                                                   ----------------          ----------------
 TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
      Contributions.............................................................      1,485,799,000               948,727,000
      Withdrawals...............................................................     (1,712,523,000)             (853,527,000)
                                                                                   ----------------          ----------------
               Net increase (decrease) in net assets resulting
                  from transactions in investors'
                  beneficial interests..........................................       (226,724,000)               95,200,000
                                                                                   ----------------          ----------------
 Net increase (decrease) in net assets..........................................       (173,404,000)              313,980,000
                                                                                   ----------------          ----------------
 NET ASSETS:
     Beginning of period........................................................      1,342,125,000             1,028,145,000
                                                                                   ----------------          ----------------
     End of period..............................................................     $1,168,721,000            $1,342,125,000
                                                                                   ================          ================

----------------------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS:
----------------------------------------------------------------------------------------------------------------------------------


 RATIOS:

      Expenses to average net assets (annualized) ..............................               0.44%                     0.37%
      Net investment income to average net  assets (annualized).................               1.93%                     2.27%
     Portfolio turnover rate (not annualized)...................................                 45%                       63%

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 2000

1.        Organization and Significant Accounting Policies

          The AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

          AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

          The following is a summary of the significant accounting policies followed by the Portfolio.

 Security Valuation

          Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange prior to the close of trading on the New York Stock Exchange (the "Exchange") or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally will be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

 Security Transactions and Investment Income

          Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

 Currency Translation

          All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolio includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 2000

  Forward Foreign Currency Contracts

          The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Futures Contracts

          The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the board of trade or exchange on which they are traded.

 Federal Income and Excise Taxes

          The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

 Deferred Organization Expenses

          Expenses incurred by the Portfolio in connection with its organization are being amortized on a straight-line basis over a five-year period.

 Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.        Transactions with Affiliates

 Management Agreement

          The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .10% of the average daily net assets of the Portfolio plus amounts paid by the Manager to the investment advisors hired by the

Manager to direct investment activities of the Portfolio. Management fees are paid as follows (dollars in thousands):


                                                                           Amount paid to          Net  Amount paid to
   Management Fee Rate                        Management Fee             Investment Advisors             Manager
   -------------------                        --------------             -------------------       -------------------
       .25% - .70%                               $5,029                       $3,579                       $1,450

 Other

          Certain officers or trustees of the Portfolio are also current or former officers or employers of the Manager or American. The Portfolio makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Portfolio compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 2000, the cost of air transportation was not material to the Portfolio.

3.        Investment Transactions

          The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2000 were $596,501,000 and $795,199,000, respectively.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 2000


4.        Commitments

          In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 2000, the Portfolio had outstanding forward foreign currency contracts as follows:

Contracts to Deliver
--------------------
(amounts in thousands)                             Settlement                                     Unrealized
                                                      Date                  Value                Gain/(Loss)
                                              ------------------    -------------------    ---------------------
2,445                Australian Dollar                  11/10/00                $ 1,267                  $    69
3,098                Canadian Dollar                    11/10/00                  2,028                       49
407                  Euro Currency                       11/2/00                    345                       (6)
20,892               Euro Currency                      11/10/00                 17,738                      418
1,864,851            Japanese Yen                       11/10/00                 17,123                      180
1,663                Pound Sterling                      11/2/00                  2,415                      (27)
9,451                Pound Sterling                     11/10/00                 13,717                       65
1,040                Singapore Dollar                    11/1/00                    593                        -
17,069               Swiss Franc                        11/10/00                  4,086                      107
                                                                    -------------------    ---------------------
 Total contracts to deliver
(Receivable amount $60,167)                                                     $59,312                  $   855
                                                                    ===================    =====================

Contracts to Receive
--------------------
(amounts in thousands)

3,093                Australian Dollar                  11/10/00                $ 1,604                  $  (167)
4,210                Canadian Dollar                    11/10/00                  2,756                      (86)
25,845               Euro Currency                      11/10/00                 21,943                   (1,164)
2,231                Japanese Yen                       11/10/00                 20,486                     (526)
11,360               Pound Sterling                     11/10/00                 16,485                      (81)
22,173               Swiss Franc                        11/10/00                  5,246                     (275)
                                                                    -------------------    ---------------------
Total contracts to receive
(Payable amount $70,819)                                                        $68,520                  $(2,299)
                                                                    ===================    =====================

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31 2000

5.        Securities Lending

          The Portfolio participates in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that at all times equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolio receives the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolio also continues to receive interest on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

          At October 31, 2000, securities with a market value of approximately $90,607,776 were loaned by the Portfolio. The custodian for the Portfolio held an investment in the AMR Investments Enhanced Yield Business Trust and the American Select Cash Reserve Fund (the "Funds") totaling $94,292,512. In addition, the custodian held non-cash collateral totaling $162,712. The Manager serves as Trustee and as investment adviser to the Funds. The Manager receives from the Funds annualized fees equal to 0.10% of the average daily net assets.

6.        Commission Recapture

          The Portfolios of the Trust have established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolios.

7.        Futures Contracts

          A summary of obligations under these financial instruments at October 31, 2000 is as follows:

                                                                                                           Unrealized
                                                                                      Market              Appreciation/
Type of Future                        Expiration             Contracts                Value              (Depreciation)
-----------------------------    ------------------     ------------------     ------------------    --------------------
Hang Seng Index                       Nov. 2000                          4             $  385,762               $   4,122
Spain IBEX Index                      Nov. 2000                          7                617,201                     360
Sweden OMX Index                      Nov. 2000                         55                646,469                  11,814
Australia Allord Index                Dec. 2000                         13                552,401                  (1,749)
Canada S&P Index                      Dec. 2000                         17              1,267,793                 (80,207)
France CAC Index                      Dec. 2000                         47              2,572,088                  72,525
Germany DAX Index                     Dec. 2000                         13              1,962,448                  87,356
Italy MIB Index                       Dec. 2000                          5              1,014,365                  31,679
Japan Nikkei 300 Index                Dec. 2000                        233              5,861,805                (103,691)
UK FTSE Index                         Dec. 2000                         52              4,900,546                  75,387

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2000

------------------------------------------------------------------------------------------------------------------
                                                                                Shares                 Value
                                                                       -------------------------------------------
STOCKS - 96.21%
AUSTRALIA COMMON STOCK - 3.45%
Australia & New Zealand Banking Group                                            1,646,602           $ 12,158,000
Broken Hill Property                                                               323,260              3,132,000
Cable and Wireless Optus, 144a (Note A)                                          1,407,803              2,982,000
CSR Limited                                                                      1,850,000              3,787,000
Mayne Nickless Limited                                                             965,000              2,560,000
News Corporation Preferred Rights                                                  345,000              3,093,000
Onesteel Limited                                                                    86,190                 41,000
QBE Insurance Group Limited                                                      1,899,848              8,761,000
Westralian Sands                                                                   360,594                753,000
WMC Limited                                                                        785,000              3,000,000
                                                                                           -----------------------
     TOTAL AUSTRALIA COMMON STOCK                                                                      40,267,000
                                                                                           -----------------------

AUSTRIA - 0.75%
PREFERRED STOCK - 0.35%
Bank Austria AG, 144a (Note A)                                                      76,000              4,107,000
                                                                                           -----------------------
       TOTAL AUSTRIA PREFERRED STOCK                                                                    4,107,000
                                                                                           -----------------------

COMMON STOCK - 0.40%
Boehler-Uddeholm                                                                    66,825              2,096,000
Evn Energie-Versorgung Niederoesterreich AG                                         13,380                322,000
VA Technologie AG, 144a (Note A)                                                    11,000                445,000
Wienerberger Baust                                                                  97,000              1,823,000
                                                                                           -----------------------
       TOTAL AUSTRIA COMMON STOCK                                                                       4,686,000
                                                                                           -----------------------
   TOTAL AUSTRIA                                                                                        8,793,000
                                                                                           -----------------------

CANADA COMMON STOCK - 2.86%
Alcan Aluminum Limited                                                             125,000              3,933,000
BCE, Incorporated                                                                  236,170              6,340,000
Canadian National Railway Company                                                  101,300              3,184,000
Canadian Natural Resources Limited                                                  33,037                973,000
Husky Energy Incorporated                                                          240,000              1,894,000
Manulife Financial Corporation                                                     533,010             13,820,000
Transcanada Pipelines Limited                                                      351,000              3,335,000
                                                                                           -----------------------
   TOTAL CANADA COMMON STOCK                                                                           33,479,000
                                                                                           -----------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31,2000

------------------------------------------------------------------------------

                                                                                Shares                 Value
                                                                       -------------------------------------------
DENMARK COMMON STOCK - 0.21%
Tele Danmark AS                                                                     52,000              2,458,000
                                                                                           -----------------------
   TOTAL DENMARK COMMON STOCK                                                                           2,458,000
                                                                                           -----------------------

FINLAND COMMON STOCK - 2.31%
Enso-Gutzeit OY, "R"                                                               212,000              2,174,000
Konecranes International                                                            96,000              2,237,000
Metsa-Serla OY, "B"                                                                100,000                627,000
Metso OYJ                                                                          173,869              1,327,000
Nordic Baltic Holdings                                                             882,300              6,656,000
UPM-Kymmene OY                                                                     496,390             14,033,000
                                                                                           -----------------------
   TOTAL FINLAND COMMON STOCK                                                                          27,054,000
                                                                                           -----------------------

FRANCE COMMON STOCK - 8.69%
Alcatel Alsthom CG                                                                  90,250              5,500,000
Aventis SA                                                                         374,773             27,002,000
Axa SA                                                                              94,007             12,430,000
Banque Nationale de Paris                                                          190,500             16,406,000
BIC SA                                                                             117,845              4,081,000
Lagardere S.C.A.                                                                    43,500              2,467,000
Pechiney SA                                                                         51,800              1,932,000
Pernod-Ricard                                                                       88,817              4,066,000
Saint Gobain                                                                        21,284              2,813,000
Total Fina                                                                         150,472             21,504,000
Vivendi                                                                             47,225              3,391,000
                                                                                           -----------------------
   TOTAL FRANCE COMMON STOCK                                                                          101,592,000
                                                                                           -----------------------

GERMANY COMMON STOCK - 6.62%
Allianz AG                                                                          18,005              6,098,000
BASF AG                                                                             57,000              2,232,000
BAYER AG                                                                            90,000              3,902,000
Bayer Hypo Vereins                                                                 105,800              5,807,000
BBS Kraftfahrzeugt                                                                  15,260                206,000
Boss (Hugo) AG                                                                      26,400              6,722,000
Depfa DT Pfander                                                                    64,700              4,771,000
Dragerwerk AG                                                                       93,857                688,000
E.on AG                                                                            395,661             20,083,000
Gehe AG                                                                            118,800              4,320,000
Krones AG                                                                          105,000              2,581,000
Merck KGAA                                                                          94,000              3,570,000
Muenchener Rueckversicherung AG, DEM 10                                             13,676              4,295,000
Muenchener Rueckversicherung AG, DEM 5                                                 293                 26,000
Thyssen Krupp AG                                                                   427,800              6,092,000
Volkswagen AG                                                                       78,500              3,917,000
Vossloh AG                                                                         138,145              2,049,000
                                                                                           -----------------------
       TOTAL GERMANY COMMON STOCK                                                                      77,359,000
                                                                                           -----------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31,2000

------------------------------------------------------------------------------

                                                                                Shares                 Value
                                                                       -------------------------------------------
                                                                                                              -
HONG KONG COMMON STOCK - 3.28%                                                                                -
Cheung Kong Holdings Limited                                                       330,000              3,650,000
Henderson Land Development Company                                               1,581,000              6,812,000
Hong Kong Electric Holdings                                                      2,714,400              8,962,000
Huaneng Power International                                                      9,916,000              3,878,000
Hutchinson Whampoa Limited                                                         165,000              2,052,000
New World Development Company Limited                                            1,803,000              2,138,000
South China Morning Post                                                         7,557,000              5,184,000
Swire Pacific                                                                      918,200              5,663,000
                                                                                           -----------------------
   TOTAL HONG KONG COMMON STOCK                                                                        38,339,000
                                                                                           -----------------------
                                                                                                              -
IRELAND COMMON STOCK - 1.30%                                                                                  -
Allied Irish Banks                                                                 641,948              6,530,000
Greencore Group                                                                  1,471,180              3,429,000
Jefferson Smurfit                                                                2,945,742              5,244,000
                                                                                           -----------------------
   TOTAL IRELAND COMMON STOCK                                                                          15,203,000
                                                                                           -----------------------
                                                                                                              -
ITALY COMMON STOCK - 2.79%                                                                                    -
Alleanza Assicuraz                                                                 249,100              3,300,000
BCA Naz Del Lavoro                                                               1,030,000              3,335,000
Eni SPA                                                                          2,374,895             12,844,000
Sao Paolo Imi SPA                                                                  226,980              3,675,000
STET Telecom Italia                                                                811,670              9,391,000
                                                                                           -----------------------
       TOTAL ITALY COMMON STOCK                                                                        32,545,000
                                                                                           -----------------------
                                                                                                              -
JAPAN COMMON STOCK - 14.60%                                                                                   -
Best Denki Company                                                                 300,000              1,682,000
Canon, Incorporated                                                                367,000             14,554,000
Circle K Japan Company                                                             175,800              5,668,000
Fujitsu                                                                            281,000              5,003,000
Hitachi Limited                                                                    483,000              5,176,000
Kanamoto Company                                                                   310,000              1,675,000
KAO Corporation                                                                    249,000              7,457,000
Komatsu                                                                            711,000              3,152,000
Makita Corporation                                                                 105,000                765,000
Matsushita Electric Industrial Company                                             164,000              4,761,000
Matsuzakaya Company                                                                500,000              1,149,000
Mizuho Holdings                                                                        749              5,755,000
Namco                                                                              254,200              6,565,000
Nikko Securities Company Limited                                                   311,000              2,683,000
Nintendo Company Limited                                                            93,500             15,457,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31,2000

------------------------------------------------------------------------------

                                                                                Shares                 Value
                                                                       -------------------------------------------
Nippon Telephone & Telegraph Company                                                 1,040              9,458,000
Nissan Motor Company                                                             1,921,000             13,178,000
Nomura Securities                                                                  350,000              7,421,000
NTT Mobile Communication                                                               240              5,913,000
Okumura Corporation                                                                700,000              2,052,000
Orix Corporation                                                                    30,900              3,240,000
Promise Company Limited                                                             62,200              4,666,000
Sakura Bank                                                                        690,000              5,023,000
Sankyo Company                                                                     288,000              6,344,000
Sanyo Shinpan Finance Company                                                      124,000              2,953,000
Sony Corporation                                                                   161,300             12,882,000
Sumitomo Electrical Industries                                                     132,000              2,436,000
Sumitomo Trust & Banking                                                           412,000              3,170,000
TDK Corporation                                                                     64,700              6,518,000
Welfide                                                                            501,000              3,602,000
Yamato Kogyo Company Limited                                                        87,000                284,000
                                                                                           -----------------------
   TOTAL JAPAN COMMON STOCK                                                                           170,642,000
                                                                                           -----------------------

LUXEMBOURG COMMON STOCK - 0.24%
Stolt-Nielsen SA, "B"                                                              152,000              2,810,000
                                                                                           -----------------------
   TOTAL LUXEMBOURG COMMON STOCK                                                                        2,810,000
                                                                                           -----------------------

MALAYSIA COMMON STOCK - 0.21%
Golden Hope Plantations BHD                                                      2,603,000              2,493,000
                                                                                           -----------------------
   TOTAL MALAYSIA COMMON STOCK                                                                          2,493,000
                                                                                           -----------------------

MEXICO COMMON STOCK - 0.52%
Industrias Penoles                                                                 430,000                501,000
Telmex ADR                                                                         104,000              5,610,000
                                                                                           -----------------------
   TOTAL MEXICO COMMON STOCK                                                                            6,111,000
                                                                                           -----------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31,2000

------------------------------------------------------------------------------

                                                                                Shares                 Value
                                                                       -------------------------------------------
NETHERLANDS COMMON STOCK - 6.03%
Akzo Nobel NV                                                                      463,074             21,059,000
CNH Global NV                                                                      240,000              2,325,000
Ing Groep NV                                                                       363,649             24,943,000
Philips Electronics NV                                                             476,312             18,697,000
Wolters Kluwer                                                                     150,300              3,379,000
                                                                                           -----------------------
   TOTAL NETHERLANDS COMMON STOCK                                                                      70,403,000
                                                                                           -----------------------

NEW ZEALAND COMMON STOCK - 0.94%
Carter Holt Harvey Limited                                                       1,205,889                799,000
Fisher & Paykel Limited                                                            880,000              2,514,000
Fletcher Challenge Building                                                      2,340,177              1,672,000
Telecom Corporation of New Zealand                                               2,700,477              5,980,000
                                                                                           -----------------------
   TOTAL NEW ZEALAND COMMON STOCK                                                                      10,965,000
                                                                                           -----------------------

NORWAY COMMON STOCK - 1.16%
DNB Holdings, AS                                                                   810,000              3,510,000
Kvaerner Industries AS, Series A                                                   349,877              3,442,000
Norsk Hydro AS                                                                      90,000              3,571,000
Nycomed AS, Series B                                                               324,320              2,982,000
                                                                                           -----------------------
   TOTAL NORWAY COMMON STOCK                                                                           13,505,000
                                                                                           -----------------------

PORTUGAL COMMON STOCK - 0.94%
Electric De Portugal                                                               571,600              1,551,000
Portugal Telecom                                                                 1,059,125              9,426,000
                                                                                           -----------------------
                                                                                           -----------------------
   TOTAL PORTUGAL COMMON STOCK                                                                         10,977,000
                                                                                           -----------------------

SINGAPORE COMMON STOCK - 3.43%
Development Bank of Singapore Group Holdings                                       540,795              6,377,000
Creative Technology                                                                348,350              5,655,000
Natsteel Electronics                                                             2,094,000              5,439,000
Overseas Chinese Bank                                                              715,650              4,566,000
United OverSeas Bank                                                             2,439,225             18,064,000
                                                                                           -----------------------
   TOTAL SINGAPORE COMMON STOCK                                                                        40,101,000
                                                                                           -----------------------

SPAIN COMMON STOCK - 3.52%
Banco Popular Espanol                                                               84,000              2,510,000
Endesa SA                                                                          287,545              4,680,000
Iberdrola SA                                                                       200,357              2,447,000
Repsol SA (RG)                                                                     706,090             11,204,000
Telefonica de Espana                                                             1,062,861             20,244,000
                                                                                           -----------------------
   TOTAL SPAIN COMMON STOCK                                                                            41,085,000
                                                                                           -----------------------

SOUTH KOREA COMMON STOCK - 0.76%
Hyundai Electrical Industries                                                      340,000              2,089,000
Kookmin Bank GDR, 144a (Note A)                                                    208,356              2,396,000
LG Electronics, Incorporated                                                       182,000              2,536,000
Korea Electric Power Corporation                                                    80,860              1,806,000
                                                                                           -----------------------
   TOTAL SOUTH KOREA COMMON STOCK                                                                       8,827,000
                                                                                           -----------------------


AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31,2000

------------------------------------------------------------------------------

                                                                                Shares                 Value
                                                                       -------------------------------------------
SWEDEN COMMON STOCK - 3.36%
Assidoman                                                                           72,800                 23,000
Assidoman AB, 144a (Note A)                                                         72,800              1,232,000
Astrazeneca                                                                         27,847              1,312,000
Autoliv, Incorporated                                                              125,000              2,732,000
Electrolux AB, "B"                                                                 918,970             11,556,000
Foreningssparbk                                                                    208,000              2,979,000
Granges AB                                                                          15,000                210,000
Investor AB                                                                        389,900              5,137,000
Nordic Baltic Holdings                                                             411,060              3,031,000
Stora Enso OY, Series A                                                             62,062                632,000
Stora Enso OY, Series R                                                            152,602              1,560,000
Svedala Industries, "A" Free                                                       180,000              2,677,000
Svenska Handelsbanken                                                              230,390              3,610,000
Volvo AB                                                                           170,000              2,613,000
                                                                                           -----------------------
   TOTAL SWEDEN COMMON STOCK                                                                           39,304,000
                                                                                           -----------------------

SWITZERLAND COMMON STOCK - 5.79%
ABB AG                                                                              86,006              7,641,000
Clariant                                                                            12,700              3,871,000
Novartis AG                                                                          4,997              7,579,000
Roche Holdings AG                                                                      421              3,845,000
Saurer AG                                                                            8,469              3,697,000
Schweitz Ruckversiche                                                                2,500              4,929,000
Sig Schweitz Industries AG                                                          21,225             12,511,000
Sulzer AG                                                                            9,967              6,436,000
Zurich Financial Services Group                                                     35,399             17,128,000
                                                                                           -----------------------
   TOTAL SWITZERLAND COMMON STOCK                                                                      67,637,000
                                                                                           -----------------------

UNITED KINGDOM - 22.45%
Alliance and Lei PLC                                                               467,000              3,994,000
Allied Domecq PLC                                                                2,063,794             10,676,000
Astrazeneca                                                                         95,110              4,458,000
BAA PLC                                                                          1,172,280              9,754,000
BAE PLC                                                                          3,433,083             19,517,000
BG Group PLC                                                                       470,587              1,886,000
BP Amoco                                                                           739,330              6,275,000
British American Tobacco Industries PLC                                            708,985              4,973,000
British Energy PLC                                                                 538,750              1,408,000
British Telecommunications                                                       1,103,810             12,951,000
Cadbury Schweppes                                                                  598,220              3,700,000
Celltech Group                                                                     431,137              8,577,000
Commercial Union PLC                                                               305,970              4,096,000
Cookson Group PLC                                                                2,944,055              8,016,000
Diageo                                                                             502,443              4,746,000
GKN PLC                                                                            186,700              2,141,000
Great Universal Stores PLC                                                         531,900              3,676,000
Halifax Group PLC                                                                  322,500              2,538,000
Hanson PLC                                                                       2,166,340             11,435,000
HSBC Holdings PLC                                                                  381,665              5,442,000
Imperial Chemical Industries PLC                                                   412,000              2,525,000
Innogy Holdings                                                                    460,000              1,336,000
Invensys                                                                         1,584,108              3,784,000
Lasmo PLC                                                                        1,340,000              2,851,000
Lattice Group                                                                      470,587              1,005,000
Lloyds TSB Group PLC                                                               630,321              6,425,000
Marconi PLC                                                                        285,000              3,600,000
Marks & Spencer                                                                    500,000              1,394,000
National Grid Group PLC                                                            633,400              5,496,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31,2000

------------------------------------------------------------------------------

                                                                                Shares                 Value
                                                                       -------------------------------------------
National Power PLC                                                                 460,000              1,857,000
Next PLC                                                                           290,000              2,887,000
Northern Foods PLC                                                               1,000,000              1,625,000
PowerGen PLC                                                                       473,000              3,668,000
Prudential Corporation                                                             294,565              3,965,000
Reed International PLC                                                           1,630,020             15,077,000
Royal Bank of Scotland PLC                                                         198,784              4,465,000
Safeway PLC                                                                        709,677              2,952,000
Scapa Group                                                                        471,000                793,000
Shell Transportation & Trading Company PLC                                         535,000              4,308,000
Smiths Industries PLC                                                              522,900              5,604,000
Stagecoach Holdings                                                              1,370,000              1,373,000
Tesco PLC                                                                        3,925,097             14,976,000
Thames Water Group PLC                                                             173,983              3,052,000
TI Group PLC                                                                       681,500              3,681,000
Tomkins                                                                          1,543,478              3,676,000
Unilever PLC                                                                     2,230,171             15,099,000
United News & Media PLC                                                            446,072              5,587,000
Williams PLC                                                                     1,893,034              9,074,000
                                                                                           -----------------------
   TOTAL UNITED KINGDOM                                                                               262,394,000
                                                                                           -----------------------
   TOTAL STOCKS                                                                                     1,124,343,000
                                                                                           -----------------------

SHORT TERM INVESTMENTS - 10.99%
American Select Cash Reserve Fund                                               60,449,783             60,450,000
AMR Investments Enhanced Yield Business Trust                                   68,040,302             68,040,000
                                                                                           -----------------------
     TOTAL SHORT TERM INVESTMENTS                                                                     128,490,000
                                                                                           -----------------------
                                                                                                              -
TOTAL INVESTMENTS - 107.20%    (Cost $ 1,198,645)                                                   1,252,833,000
                                                                                          -----------------------
LIABILITIES, NET OF OTHER ASSETS - (7.20%)                                                            (84,112,000)
                                                                                          -----------------------

TOTAL NET ASSETS - 100%                                                                           $ 1,168,721,000
                                                                                          =======================

Based on the cost of investments of $1,205,597 for federal income tax purposes at October 31, 2000, the aggregate gross unrealized appreciation was $172,199, the aggregate gross unrealized depreciation was $124,963, and the net unrealized appreciation of investments was $47,236.

(A) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,162 or 0.96% of net assets.

ABBREVIATIONS:

ADR - American Depository Receipt
GDR - Global Depository Receipt

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 2000

Consumer Discretionary....................................    12.35%
Consumer Staples..........................................     6.51%
Energy....................................................     5.41%
Finance...................................................    27.13%
Healthcare................................................     6.36%
Industrials...............................................    12.68%
Information Technology....................................     5.27%
Materials.................................................     6.65%
Publishing................................................     0.29%
Telecommunication Services................................     7.77%
Utilities.................................................     5.79%
Short-Term Investments....................................    10.99%
Other Assets..............................................    (7.20%)
                                                            -------

      Net Assets.........................................    100.00%
                                                            =======